Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York Financial Statements December 31, 2023 and 2022

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Adoption of ASU No. 2018-12

As discussed in Note 3 to the financial statements, on January 1, 2023, the Company adopted ASU No. 2018-12, Financial Services – Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts, with a transition date of January 1, 2021.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
March 28, 2024

Lincoln Life & Annuity Company of New York
BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2023	2022
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2023 – $7,350; 2022 – $7,393; allowance for credit losses: 2023 – $2; 2022 – $3)	$6,724	$6,509
Equity securities	8	8
Mortgage loans on real estate, net of allowance for credit losses	919	911
Policy loans	188	195
Derivative investments	16	21
Other investments	2	1
Total investments	7,857	7,645
Cash and invested cash	75	46
Deferred acquisition costs, value of business acquired and deferred sales inducements	532	571
Reinsurance recoverables, net of allowance for credit losses	536	566
Deposit assets, net of allowance for credit losses	1,637	1,631
Market risk benefit assets	215	158
Accrued investment income	92	91
Goodwill	26	26
Other assets	172	167
Separate account assets	7,598	6,825
Total assets	$18,740	$17,726

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$4,891	$5,029
Future contract benefits	2,157	2,092
Funds withheld reinsurance liabilities	1,638	1,633
Market risk benefit liabilities	57	75
Deferred front-end loads	178	177
Other liabilities	442	312
Separate account liabilities	7,598	6,825
Total liabilities	16,961	16,143

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,245	1,185
Accumulated other comprehensive income (loss)	(407)	(543)
Total stockholder’s equity	1,779	1,583
Total liabilities and stockholder’s equity	$18,740	$17,726

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Insurance premiums	$351	$329	$200
Fee income	254	271	303
Net investment income	373	374	394
Realized gain (loss)	2	(17)	–
Other revenues	1	–	1
Total revenues	981	957	898
Expenses
Benefits	525	495	422
Interest credited	186	184	191
Market risk benefit (gain) loss	(67)	(15)	(91)
Policyholder liability remeasurement (gain) loss	(25)	216	6
Commissions and other expenses	207	200	279
Total expenses	826	1,080	807
Income (loss) before taxes	155	(123)	91
Federal income tax expense (benefit)	27	(33)	14
Net income (loss)	128	(90)	77
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	179	(1,515)	(270)
Market risk benefit non-performance risk gain (loss)	(36)	(9)	(45)
Policyholder liability discount rate remeasurement gain (loss)	(7)	62	18
Total other comprehensive income (loss), net of tax	136	(1,462)	(297)
Comprehensive income (loss)	$264	$(1,552)	$(220)

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,185	1,313	1,408
Cumulative effect from adoption of new accounting standards	–	–	(147)
Net income (loss)	128	(90)	77
Dividends paid to The Lincoln National Life Insurance Company	(68)	(38)	(25)
Balance as of end-of-year	1,245	1,185	1,313

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(543)	919	990
Cumulative effect from adoption of new accounting standards	–	–	226
Other comprehensive income (loss), net of tax	136	(1,462)	(297)
Balance as of end-of-year	(407)	(543)	919
Total stockholder’s equity as of end-of-year	$1,779	$1,583	$3,173

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Cash Flows from Operating Activities
Net income (loss)	$128	$(90)	$77
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(2)	17	–
Market risk benefit (gain) loss	(67)	(15)	(91)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	40	40	40
Accrued investment income	(1)	–	1
Insurance liabilities and reinsurance-related balances	(16)	90	(106)
Accrued expenses	8	(87)	101
Federal income tax accruals	(20)	(6)	(16)
Other	1	8	(45)
Net cash provided by (used in) operating activities	71	(43)	(39)

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(420)	(259)	(654)
Sales of available-for-sale securities and equity securities	192	84	64
Maturities of available-for-sale securities	273	166	444
Issuance of mortgage loans on real estate	(52)	(59)	(107)
Repayment and maturities of mortgage loans on real estate	45	109	92
Repayment (issuance) of policy loans, net	7	22	14
Net change in collateral on investments, certain derivatives and related settlements	(6)	8	13
Net cash provided by (used in) investing activities	39	71	(134)

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	5	(38)	39
Deposits of fixed account balances	434	629	484
Withdrawals of fixed account balances	(419)	(555)	(334)
Transfers from (to) separate accounts, net	(33)	(36)	(38)
Dividends paid to The Lincoln National Life Insurance Company	(68)	(38)	(25)
Net cash provided by (used in) financing activities	(81)	(38)	126

Net increase (decrease) in cash, invested cash and restricted cash	29	(10)	(47)
Cash, invested cash and restricted cash as of beginning-of-year	46	56	103
Cash, invested cash and restricted cash as of end-of-year	$75	$46	$56

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York. LLANY is principally engaged in the sale of wealth protection, accumulation, group protection and retirement income products and solutions. These products are marketed primarily through personal-producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 16 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

On January 1, 2023, we adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments (“ASU 2018-12”) with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for market risk benefits (“MRBs”), which applied the full retrospective approach. Our financial statements are presented under the new guidance for reporting periods beginning January 1, 2021. Certain amounts reported in prior years’ financial statements have been reclassified to conform to the presentation adopted in the current year.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by reportable segment as follows:

Reportable Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The fixed annuities level of aggregation represents deferred fixed annuities.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the mortgage loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans. As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products that contain embedded derivatives that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available or broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of Federal Home Loan Bank (“FHLB”) common stock. We have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs or “DAC”). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by each reportable segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by reportable segment:

Reportable Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Between 30 to 40 years
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Between 40 to 50 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on the Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on the Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on the Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.
Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, premiums and fees receivable, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, specifically identifiable intangible assets, ceded MRB liabilities and other receivables. Other liabilities consist primarily of other policyholder liabilities, ceded MRB assets, payables for collateral on investments, certain reinsurance payables, current and deferred taxes, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, employee benefit liabilities, short-term debt and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). Sales

force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments. The underlying investments consist primarily of mutual funds, fixed maturity AFS securities, short-term investments and cash. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our indexed universal life insurance (“IUL”) and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. Dividends to participating policies were $13 million, $19 million and $19 million for the years ended December 31, 2023, 2022 and 2021, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’

non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 13.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $25 million, $25 million and $29 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance-related embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Pension and Other Postretirement Benefit Plans

Our employees participate in the following postretirement benefit plans that are sponsored by LNC and LNL:

•Defined benefit pension plans for certain employees and agents;
•Other postretirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•Tax-qualified defined contribution plans for eligible employees and agents; and
•Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

Our employees and agents are included in LNC’s stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units. In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. Stock-based compensation expense is reflected in commissions and other expenses on the Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required.

We use the individual security approach for releasing income tax effects from AOCI.

2.  New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on the financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments	The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2024, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2024.	March 12, 2020 through December 31, 2024	This standard may be elected and applied prospectively. We utilized certain practical expedients under this guidance for contract modifications and to maintain hedge accounting for certain derivatives from the effective date through December 31, 2023. This ASU has not had a material impact to our financial condition and results of operations to date, and we do not expect future material impacts through the close of the ASU effective date on December 31, 2024.
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments	See Note 3 for information about ASU 2018-12.	January 1, 2023
We adopted this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for MRBs for which we applied a full retrospective transition approach. See Note 3 for transition disclosures related to the adoption of this ASU.

3. Adoption of ASU 2018-12

On January 1, 2023, we adopted ASU 2018-12 with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for MRBs, which applied the full retrospective approach. Our financial statements are presented under the new guidance for reporting periods beginning January 1, 2021.

Under ASU 2018-12, we include actual historical cash flows along with best estimate future cash flows to derive the net premium ratio when calculating the LFPB associated with our traditional and limited-payment long-duration contracts. We review and update, if necessary, assumptions used to measure future cash flows included in the net premium ratio at least annually. Historical cash flows included in the net premium ratio are updated for actual experience quarterly and as assumptions are updated. Changes in the measurement of our LFPB result from updates to cash flow assumptions and actual experience, which impacts are reported within policyholder remeasurement gain (loss) on our Statements of Comprehensive Income (Loss). We use an upper-medium grade (low credit risk) fixed-income instrument yield (single-A) discount rate when calculating the LFPB, with the impact of updates recognized in OCI. ASU 2018-12 also eliminated loss recognition testing, premium deficiency testing and the provision for adverse deviation for LFPB.

ASU 2018-12 introduced the category of MRBs, which are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs are required to be measured at fair value, with periodic changes in fair value reported within MRB gain (loss) on our Statements of Comprehensive Income (Loss), except for periodic changes to instrument-specific credit risk related to direct policies, which are recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities are also reported within MRB gain (loss) on our Statements of Comprehensive Income (Loss).

ASU 2018-12 simplified the amortization model for DAC and DAC-like intangible balances, including VOBA, DSI and DFEL. Historically these balances were amortized in proportion to premium or over expected gross profits. They are now amortized on a constant-level basis over the expected term of the contract. Loss recognition testing and impairment testing are no longer applicable for DAC.

ASU 2018-12 requires disaggregated rollforwards of the beginning of year to the end of year balances. We also disclose information about inputs, judgments, assumptions, methods, changes during the year and the effect of these changes on the measurement of applicable balances. In determining the appropriate level of aggregation, we considered our reportable segments, nature and risk characteristics of our products and level of aggregation we used in disclosures presented outside the financial statements.

The following table summarizes the effect of the adoption of ASU 2018-12 as of January 1, 2021, (in millions) on the Balance Sheets:

	Retained Earnings	AOCI	Total Stockholder’s Equity

DAC, VOBA and DSI	$–	$284	$284
Reinsurance recoverables	–	7	7
Other assets (1)	115	–	115
Future contract benefits	1	(55)	(54)
MRBs, net	(302)	167	(135)
DFEL	–	(117)	(117)
Other liabilities (2)	39	(60)	(21)
Total	$(147)	$226	$79

(1) Consists primarily of ceded MRB adjustments.
(2) Consists of state and federal tax adjustments.

The following table summarizes the changes in DAC, VOBA and DSI, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Balance Sheets:

	Balance Pre-Adoption December 31, 2020	Impact from Removal of Shadow Balances from AOCI	Balance Post-Adoption January 1, 2021

DAC
Variable Annuities	$110	$3	$113
Fixed Annuities	–	4	4
Traditional Life	39	–	39
UL and Other	–	196	196
Group Protection	5	–	5
Retirement Plan Services	4	2	6
Total DAC	158	205	363

VOBA
Traditional Life	22	–	22
UL and Other	167	79	246
Total VOBA	189	79	268

DSI (1)
Variable Annuities	4	–	4
Fixed Annuities	1	–	1
Total DSI	5	–	5
Total DAC, VOBA and DSI	$352	$284	$636

(1) Pre-adoption DSI balance was previously reported in other assets on the Balance Sheets.

The following table summarizes the changes in DFEL, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Balance Sheets:

	Balance Pre-Adoption December 31, 2020	Impact from Removal of Shadow Balances from AOCI	Balance Post-Adoption January 1, 2021

DFEL (1)
Variable Annuities	$3	$–	$3
UL and Other	42	117	159
Total DFEL	$45	$117	$162

(1) Pre-adoption DFEL balance was previously reported in other contract holder funds on the Balance Sheets.

The following table summarizes the changes in future contract benefits, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Impact from Removal of Shadow Balances from AOCI	Single-A Discount Rate Measurement in AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

LFPB
Payout Annuities	$124	$–	$28	$4	$156
Traditional Life	409	–	52	–	461
Liability for Future Claims
Group Protection	94	–	9	–	103
Additional Liabilities for Other
Insurance Benefits
UL and Other	720	(35)	–	(5)	680
Other Operations	3	–	1	–	4
Other (2)	470	–	–	–	470
Total future contract benefits	$1,820	$(35)	$90	$(1)	$1,874

(1) Balance pre-adoption excludes features that meet the definition of an MRB upon transition, including features that were previously accounted for as an additional liability. Also, balance pre-adoption reflects certain reclassifications of non-life contingent account balances from future contract benefits to policyholder account balances within the Balance Sheets.
(2) Represents other miscellaneous reserves outside the scope of ASU 2018-12.

The following table summarizes the changes in reinsurance recoverables, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Single-A Discount Rate Measurement in AOCI	Balance Post-Adoption January 1, 2021

Reinsured LFPB
Traditional Life	$31	$6	$37
Reinsured Liability for Future
Claims
Group Protection	4	–	4
Reinsured Additional Liabilities
for Other Insurance Benefits
UL and Other	37	–	37
Reinsured Other Operations	2	1	3
Reinsured Other (2)	401	–	401
Total reinsurance recoverables	$475	$7	$482

(1) Balance pre-adoption excludes features that meet the definition of a ceded MRB upon transition, including features that were previously accounted for as reinsured additional liabilities.
(2) Represents other miscellaneous reinsurance recoverables outside the scope of ASU 2018-12.

The following table summarizes the changes in the net liability position of MRBs, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Cumulative Effect of Credit Risk to AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

MRBs, Net
Variable Annuities	$58	$(167)	$302	$193
Total MRBs, net	$58	$(167)	$302	$193

(1) Balance pre-adoption includes all features that meet the definition of an MRB upon transition, including features that were previously accounted for as additional liabilities or embedded derivatives.

The following table summarizes the changes in the net asset position of ceded MRBs, pre-tax, (in millions) due to the adoption of ASU 2018-12, reported in other assets on the Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

Ceded MRBs, Net
Variable Annuities	$55	$115	$170
Total ceded MRBs, net	$55	$115	$170

(1) Balance pre-adoption includes all features that meet the definition of a ceded MRB upon transition, including features that were previously accounted for as reinsured additional liabilities or embedded derivatives.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Balance Sheet:

	As of December 31, 2022
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Deferred acquisition costs, value of business
acquired and deferred sales inducements (2)	$692	$(121)	$571
Reinsurance recoverables, net of allowance
for credit losses (2)	660	(94)	566
Market risk benefit assets	–	158	158
Other assets (2)	256	(89)	167
Total assets (2)	17,872	(146)	17,726
Policyholder account balances (2)	5,009	20	5,029
Future contract benefits (2)	2,200	(108)	2,092
Market risk benefit liabilities	–	75	75
Deferred front-end loads (2)	206	(29)	177
Other liabilities (2)	347	(35)	312
Total liabilities (2)	16,220	(77)	16,143
Retained earnings	1,220	(35)	1,185
Accumulated other comprehensive
income (loss)	(509)	(34)	(543)
Total stockholder’s equity	1,652	(69)	1,583

(1) The amounts as previously reported were reported in our audited financial statements for the year ended December 31, 2022.
(2) Certain as previously reported amounts have been reclassified to conform to the current presentation.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Statements of Comprehensive Income (Loss):

	For the Year Ended December 31, 2022			For the Year Ended December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Fee income	$294	$(23)	$271	$316	$(13)	$303
Realized gain (loss)	(21)	4	(17)	–	–	–
Total revenues	976	(19)	957	911	(13)	898
Benefits	727	(232)	495	423	(1)	422
Market risk benefit (gain) loss	–	(15)	(15)	–	(91)	(91)
Policyholder liability remeasurement (gain) loss	–	216	216	–	6	6
Commissions and other expenses	188	12	200	348	(69)	279
Total expenses	1,099	(19)	1,080	962	(155)	807
Income (loss) before taxes	(123)	–	(123)	(51)	142	91
Federal income tax expense (benefit)	(34)	1	(33)	(15)	29	14
Net income (loss)	(89)	(1)	(90)	(36)	113	77
Unrealized investment gain (loss)	(1,255)	(260)	(1,515)	(244)	(26)	(270)
Market risk benefit non-performance risk
gain (loss)	–	(9)	(9)	–	(45)	(45)
Policyholder liability discount rate
remeasurement gain (loss)	–	62	62	–	18	18
Total other comprehensive income (loss),
net of tax	(1,255)	(207)	(1,462)	(244)	(53)	(297)
Comprehensive income (loss)	(1,344)	(208)	(1,552)	(280)	60	(220)

(1) The amounts as previously reported were reported in our audited financial statements for the years ended December 31, 2022 and 2021.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Statements of Stockholder’s Equity:

	As of December 31, 2022			As of December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Retained earnings balance as of
beginning-of-year	$1,347	$(34)	$1,313	$1,408	$–	$1,408
Cumulative effect from adoption of new
accounting standards	–	–	–	–	(147)	(147)
Net income (loss)	(89)	(1)	(90)	(36)	113	77
Retained earnings balance as of end-of-year	1,220	(35)	1,185	1,347	(34)	1,313
Accumulated other comprehensive income
(loss) balance as of beginning-of-year	746	173	919	990	–	990
Cumulative effect from adoption of new
accounting standards	–	–	–	–	226	226
Other comprehensive income (loss), net of
tax	(1,255)	(207)	(1,462)	(244)	(53)	(297)
Accumulated other comprehensive income
(loss) balance as of end-of-year	(509)	(34)	(543)	746	173	919
Total stockholder’s equity as of end-of-year	1,652	(69)	1,583	3,034	139	3,173

(1) The amounts as previously reported were reported in our audited financial statements for the years ended December 31, 2022 and 2021.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Statements of Cash Flows:

	For the Year Ended December 31, 2022
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Net income (loss)	$(89)	$(1)	$(90)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	21	(4)	17
Market risk benefit (gain) loss	–	(15)	(15)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales
inducements and deferred front-end loads	7	33	40
Insurance liabilities and reinsurance-related balances	107	(17)	90
Federal income tax accruals	(7)	1	(6)
Other (2)	9	(1)	8

	For the Year Ended December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Net income (loss)	$(36)	$113	$77
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Market risk benefit (gain) loss	–	(91)	(91)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales
inducements and deferred front-end loads	99	(59)	40
Insurance liabilities and reinsurance-related balances	(109)	3	(106)
Federal income tax accruals	(45)	29	(16)
Other (2)	(42)	(3)	(45)

(1) The amounts as previously reported were reported in our audited financial statements for the years ended December 31, 2022 and 2021.
(2) Certain as previously reported amounts have been reclassified to conform to the current presentation.

4. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,230	$87	$633	$–	$5,684
U.S. government bonds	10	–	–	–	10
State and municipal bonds	498	13	46	–	465
Foreign government bonds	24	–	3	–	21
RMBS	269	2	30	–	241
CMBS	124	1	15	–	110
ABS	153	6	8	2	149
Hybrid and redeemable preferred securities	42	3	1	–	44
Total fixed maturity AFS securities	$7,350	$112	$736	$2	$6,724

	As of December 31, 2022
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,280	$55	$826	$–	$5,509
U.S. government bonds	12	–	–	–	12
State and municipal bonds	513	9	60	–	462
Foreign government bonds	26	1	3	–	24
RMBS	267	1	30	–	238
CMBS	101	–	16	–	85
ABS	148	5	12	3	138
Hybrid and redeemable preferred securities	46	2	7	–	41
Total fixed maturity AFS securities	$7,393	$73	$954	$3	$6,509

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2023, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$138	$137
Due after one year through five years	861	854
Due after five years through ten years	918	897
Due after ten years	4,887	4,336
Subtotal	6,804	6,224
Structured securities (RMBS, CMBS, ABS)	546	500
Total fixed maturity AFS securities	$7,350	$6,724

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$763	$93	$3,421	$540	$4,184	$633
State and municipal bonds	85	15	123	31	208	46
Foreign government bonds	5	–	3	3	8	3
RMBS	50	6	148	24	198	30
CMBS	13	2	69	13	82	15
ABS	23	–	101	8	124	8
Hybrid and redeemable
preferred securities	11	1	7	–	18	1
Total fixed maturity AFS securities	$950	$117	$3,872	$619	$4,822	$736

Total number of fixed maturity AFS securities in an unrealized loss position						1,184

	As of December 31, 2022
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$4,238	$718	$262	$108	$4,500	$826
State and municipal bonds	227	55	12	5	239	60
Foreign government bonds	8	–	3	3	11	3
RMBS	201	29	4	1	205	30
CMBS	38	6	41	10	79	16
ABS	67	5	50	7	117	12
Hybrid and redeemable
preferred securities	10	–	14	7	24	7
Total fixed maturity AFS securities	$4,789	$813	$386	$141	$5,175	$954

Total number of fixed maturity AFS securities in an unrealized loss position						1,278

(1)As of December 31, 2023 and 2022, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$151	$55	54
Six months or greater, but less than nine months	39	11	14
Nine months or greater, but less than twelve months	70	20	18
Twelve months or greater	551	224	183
Total	$811	$310	269

	As of December 31, 2022
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$932	$290	253
Six months or greater, but less than nine months	389	202	126
Nine months or greater, but less than twelve months	43	28	14
Total	$1,364	$520	393

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $218 million for the year ended December 31, 2023. As discussed further below, we believe the unrealized loss position as of December 31, 2023, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2023, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2023, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2023, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2023, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$–	$–	$3	$3
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	2	–	–	2
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	(1)	(1)
Reductions for securities charged-off	(2)	–	–	(2)
Balance as of end-of-year (2)	$–	$–	$2	$2

(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2) As of December 31, 2023, accrued investment income on fixed maturity AFS securities totaled $78 million, and was excluded from the estimate of credit losses.

For the years ended December 31, 2022 and 2021, there was $3 million and less than $1 million of changes in the allowance for credit losses on fixed maturity AFS securities, respectively. As of December 31, 2022 and 2021, accrued investment income on fixed maturity AFS securities totaled $79 million, and was excluded from the estimate of credit losses.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2023	2022
Current	$923	$915
30 to 59 days past due	–	–
60 to 89 days past due	–	–
90 or more days past due	–	–
Allowance for credit losses	(4)	(4)
Unamortized premium (discount)	–	–
Mark-to-market gains (losses)	–	–
Total carrying value	$919	$911

Our mortgage loan portfolio had the largest concentrations in New York, which accounted for 29% and 31% of mortgage loans on real estate as of December 31, 2023 and 2022, respectively, and California, which accounted for 27% and 26% of mortgage loans on real estate as of December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, there were no specifically identified impaired mortgage loans on real estate. As of December 31, 2023 and 2022, there were no mortgage loans on real estate on non accrual status.

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate. The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2023
	Less than 65%	Debt- Service Coverage Ratio	65% to 75%	Debt- Service Coverage Ratio	Greater than 75%	Debt- Service Coverage Ratio	Total
Origination Year
2023	$52	1.85	$–	–	$–	–	$52
2022	54	2.00	4	1.79	–	–	58
2021	103	3.50	–	–	–	–	103
2020	78	3.52	–	–	–	–	78
2019	175	3.10	–	–	–	–	175
2018 and prior	457	2.64	–	–	–	–	457
Total	$919		$4		$–		$923

	As of December 31, 2022
	Less than 65%	Debt- Service Coverage Ratio	65% to 75%	Debt- Service Coverage Ratio	Greater than 75%	Debt- Service Coverage Ratio	Total
Origination Year
2022	$59	1.95	$–	–	$–	–	$59
2021	104	3.14	–	–	–	–	104
2020	83	3.19	–	–	–	–	83
2019	178	2.72	–	–	–	–	178
2018	95	2.23	2	1.55	–	–	97
2017 and prior	394	2.72	–	–	–	–	394
Total	$913		$2		$–		$915

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Balance as of beginning-of-year	$4	$4	$8
Additions (reductions) from provision for credit loss expense (1)	–	–	(4)
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$4	$4	$4

(1)We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2023 and 2021. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022.
(2)Accrued investment income on mortgage loans on real estate totaled $2 million, $2 million and $3 million as of December 31, 2023, 2022 and 2021, respectively, and was excluded from the estimate of credit losses.

Net Investment Income

The major categories of net investment income (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2023	2022	2021

Fixed maturity AFS securities	$324	$323	$326
Mortgage loans on real estate	35	36	37
Policy loans	12	12	12
Cash and invested cash	2	–	–
Commercial mortgage loan prepayment
and bond make-whole premiums	2	3	20
Consent fees	–	1	–
Other investments	1	1	1
Investment income	376	376	396
Investment expense	(3)	(2)	(2)
Net investment income	$373	$374	$394

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(2)	$–	$–
ABS	1	(3)	–
Total credit loss benefit (expense)	$(1)	$(3)	$–

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2023		As of December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$16	$16	$22	$22

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 5 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2023	2022	2021
Collateral payable for derivative investments	$(6)	$15	$(1)

Investment Commitments

As of December 31, 2023, our investment commitments were $11 million, which included $9 million of mortgage loans on real estate and $2 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2023 and 2022, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association with a fair value of $89 million and $91 million, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $83 million and $74 million, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2023 and 2022, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.2 billion, or 15% of total investments, and our investments in securities in the utilities industry with a fair value of $946 million and $943 million, respectively, or 12% of total investments. These concentrations include fixed maturity AFS and equity securities.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and equity market risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 13 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity and life insurance products.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2023			As of December 31, 2022
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$–	$–	$–	$–	$–	$–
Foreign currency contracts (1)	127	13	2	115	20	1
Total cash flow hedges	127	13	2	115	20	1
Non-Qualifying Hedges
Interest rate contracts (1)	400	–	–	400	–	–
Equity market contracts (1)	115	5	–	113	2	–
LPR ceded derivative (2)	–	16	–	–	14	–
Embedded derivatives:
Fixed indexed annuity and IUL contracts (3)	–	–	2	–	1	–
Total derivative instruments	$642	$34	$4	$628	$37	$1

(1)These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2)Reported in other assets on the Balance Sheets.
(3)Reported in policyholder account balances on the Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2023
	Less Than 1 Year	1 – 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts	$–	$–	$400	$–	$–	$400
Foreign currency contracts (1)	–	3	27	87	10	127
Equity market contracts	115	–	–	–	–	115
Total derivative instruments
with notional amounts	$115	$3	$427	$87	$10	$642

(1)As of December 31, 2023, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$17	$1	$2
Cumulative effect from adoption of new accounting standard	–	–	2
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	–	4	(11)
Foreign currency contracts	(3)	8	3
Change in foreign currency exchange rate adjustment	(4)	10	4
Income tax benefit (expense)	2	(5)	1
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Foreign currency contracts (1)	1	1	–
Balance as of end-of-year	$11	$17	$1

(1)The OCI offset is reported within net investment income on the Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$2	$373	$525

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	1	–

Non-Qualifying Hedges
Equity market contracts	3	–	–
LPR ceded derivative	–	–	(2)
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(3)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(17)	$374	$495

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	1	–

Non-Qualifying Hedges
Equity market contracts	(4)	–	–
LPR ceded derivative	–	–	5
Embedded derivatives:
Fixed indexed annuity and IUL contracts	3	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2021
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$–	$394	$422

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	1	–	–

Non-Qualifying Hedges
Interest rate contracts	(6)	–	–
Equity market contracts	3	–	–
LPR ceded derivative	–	–	1
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(2)	–	–

As of December 31, 2023, $2 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non performance risk.  The non performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2023, the non performance risk adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under nearly all ISDA agreements, we have agreed to maintain certain financial strength ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2023 or 2022.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2023		As of December 31, 2022
S&P Credit Rating of Counterparty	Collateral Posted by Counter- Party (Held by LLANY)	Collateral Posted by LLANY (Held by Counter- Party)	Collateral Posted by Counter- Party (Held by LLANY)	Collateral Posted by LLANY (Held by Counter- Party)
AA-	$6	$–	$6	$–
A+	10	–	16	–
	$16	$–	$22	$–

Balance Sheet Offsetting

Information related to the effects of offsetting on the Balance Sheets (in millions) was as follows:

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$18	$–	$18
Gross amounts offset	(2)	–	(2)
Net amount of assets	16	–	16
Gross amounts not offset:
Cash collateral (1)	(16)	–	(16)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2
(1)Excludes excess non-cash collateral received of $2 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess cash collateral received as of December 31, 2023.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2023.

	As of December 31, 2022
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$22	$1	$23
Gross amounts offset	(1)	–	(1)
Net amount of assets	21	1	22
Gross amounts not offset:
Cash collateral (1)	(21)	–	(21)
Net amount	$–	$1	$1

Financial Liabilities
Gross amount of recognized liabilities	$–	$–	$–
Gross amounts offset	–	–	–
Net amount of liabilities	–	–	–
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$–	$–

(1)Excludes excess cash collateral received of $1 million and excess non-cash collateral received of $1 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2022.

6. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Balance Sheets:

	As of December 31,
	2023	2022
DAC, VOBA and DSI
Variable Annuities	$100	$106
Fixed Annuities	4	4
Traditional Life	47	53
UL and Other	366	393
Group Protection	9	8
Retirement Plan Services	6	7
Total DAC, VOBA and DSI	$532	$571

The following table reconciles DFEL (in millions) to the Balance Sheets:

	As of December 31,
	2023	2022
DFEL
Variable Annuities	$2	$3
UL and Other	176	174
Total DFEL	$178	$177

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$103	$3	$39	$192	$8	$7
Deferrals	3	–	1	3	6	–
Amortization	(9)	–	(5)	(11)	(5)	(1)
Balance as of end-of-year	$97	$3	$35	$184	$9	$6

	For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$108	$3	$42	$196	$5	$6
Deferrals	5	–	2	7	7	2
Amortization	(10)	–	(5)	(11)	(4)	(1)
Balance as of end-of-year	$103	$3	$39	$192	$8	$7

DAC amortization expense of $31 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2023
	Traditional Life	UL and Other
Balance as of beginning-of-year	$14	$201
Amortization	(2)	(19)
Balance as of end-of-year	$12	$182

	For the Year Ended December 31, 2022
	Traditional Life	UL and Other
Balance as of beginning-of-year	$18	$222
Amortization	(4)	(21)
Balance as of end-of-year	$14	$201

VOBA amortization expense of $21 million, $25 million and $27 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2023, was as follows:

2024	$20
2025	19
2026	17
2027	13
2028	12

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

	For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

DSI amortization expense of less than $1 million was recorded in interest credited on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$3	$174	$3	$168
Deferrals	–	11	–	16
Amortization	(1)	(9)	–	(10)
Balance as of end-of-year	$2	$176	$3	$174

DFEL amortization of $10 million, $10 million and $9 million was recorded in fee income on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.
7. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Direct insurance premiums and fee income	$810	$811	$709
Reinsurance ceded	(205)	(211)	(206)
Total insurance premiums and fee income	$605	$600	$503

Direct insurance benefits	$694	$694	$616
Reinsurance ceded	(169)	(199)	(194)
Total benefits	$525	$495	$422

Direct market risk benefit (gain) loss	$(121)	$(148)	$(197)
Reinsurance ceded	54	133	106
Total market risk benefit (gain) loss	$(67)	$(15)	$(91)

Direct policyholder liability remeasurement (gain) loss	$(46)	$343	$14
Reinsurance ceded	21	(127)	(8)
Total policyholder liability remeasurement (gain) loss	$(25)	$216	$6

We cede insurance to other companies. The portion of our annuity and life insurance risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 22, a portion of this reinsurance activity is with affiliated companies. Portions of our variable and deferred annuity business have been reinsured on a modified coinsurance basis with other companies to limit our exposure to interest rate risks. There were no reserves associated with these reinsurance arrangements as of December 31, 2023, and they totaled $2 million as of December 31, 2022.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $536 million and $566 million as of December 31, 2023 and 2022, respectively.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $2 million and $37 million as of December 31, 2023 and 2022, respectively. The decrease was primarily attributable to the release of the allowance for credit losses related to a third-party reinsurer, Scottish Re (U.S.) Inc. (“Scottish Re”), where liquidation proceedings commenced during the third quarter of 2023. Effective

September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured. See Note 17 for additional information.
8. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

			For the Year Ended December 31, 2022
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

The fair value of our reporting unit (Level 3 fair value estimates) is comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2023 and 2022, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2023		As of December 31, 2022
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$7	$5	$7	$5

9. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Balance Sheets:

	As of December 31, 2023			As of December 31, 2022
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$215	$57	$(158)	$158	$75	$(83)
Total MRBs	$215	$57	$(158)	$158	$75	$(83)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	Variable Annuities
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$(83)	$53
Less: Effect of cumulative changes in
non-performance risk	(99)	(110)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	16	163
Attributed fees collected	80	84
Benefit payments	(2)	(2)
Effect of changes in interest rates	(13)	(451)
Effect of changes in equity markets	(158)	220
Effect of changes in equity index volatility	(29)	(14)
In-force updates and other changes in MRBs (1)	8	19
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	(2)	–
Effect of changes in other future expected
assumptions (2)	(5)	(3)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(105)	16
Effect of cumulative changes in
non-performance risk	(53)	(99)
Balance as of end-of-year	(158)	(83)
Less: ceded MRB assets (liabilities)	(123)	(68)
Balance as of end-of-year, net of reinsurance	$(35)	$(15)

Weighted-average age of policyholders (years)	71	71
Net amount at risk (3)	$141	$370

(1) Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2) Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3) Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder lapse and GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality assumptions.

For the year ended December 31, 2022, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to fund mapping and volatility assumptions.
See “MRBs” in Note 1 and Note 13 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

10. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Balance Sheets by major investment category:

	As of December 31,
	2023	2022
Mutual funds and collective investment trusts	$7,578	$6,804
Exchange-traded funds	20	15
Cash and invested cash	–	6
Total separate account assets	$7,598	$6,825

The following table reconciles separate account liabilities (in millions) to the Balance Sheets:

	As of December 31,
	2023	2022
Variable Annuities	$5,487	$5,054
UL and Other	709	604
Retirement Plan Services	1,402	1,167
Total separate account liabilities	$7,598	$6,825

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2023			As of or For the Year Ended December 31, 2022
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$5,054	$604	$1,167	$6,311	$726	$1,438
Gross deposits	192	16	164	246	25	168
Withdrawals	(436)	(6)	(159)	(393)	(6)	(156)
Policyholder assessments	(128)	(15)	(9)	(130)	(15)	(9)
Change in market performance	767	112	237	(1,037)	(123)	(263)
Net transfers from (to)
general account	38	(2)	2	57	(3)	(11)
Balance as of end-of-year	$5,487	$709	$1,402	$5,054	$604	$1,167

Cash surrender value	$5,383	$706	$1,402	$4,941	$600	$1,166

11. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Balance Sheets:

	As of December 31,
	2023	2022
Variable Annuities	$21	$27
Fixed Annuities	401	488
UL and Other	2,677	2,735
Retirement Plan Services	1,562	1,540
Other (1)	230	239
Total policyholder account balances	$4,891	$5,029

(1) Represents policyholder account balances primarily attributable to indemnity reinsurance agreements that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$27	$488	$2,735	$1,540
Gross deposits	33	5	207	190
Withdrawals	(2)	(105)	(90)	(223)
Policyholder assessments	–	–	(291)	–
Net transfers from (to) separate account	(38)	–	3	3
Interest credited	1	13	110	52
Change in fair value of embedded derivative
instruments	–	–	3	–
Balance as of end-of-year	$21	$401	$2,677	$1,562

Weighted-average crediting rate	4.0%	2.8%	4.1%	3.4%
Net amount at risk (1)(2)	$141	$–	$17,528	$–
Cash surrender value	21	400	2,466	1,561

	As of or For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$27	$534	$2,800	$1,529
Gross deposits	58	6	248	169
Withdrawals	(2)	(66)	(110)	(229)
Policyholder assessments	–	–	(313)	–
Net transfers from (to) separate account	(57)	–	3	21
Interest credited	1	14	110	50
Change in fair value of embedded derivative
instruments	–	–	(3)	–
Balance as of end-of-year	$27	$488	$2,735	$1,540

Weighted-average crediting rate	3.2%	2.7%	4.0%	3.2%
Net amount at risk (1)(2)	$370	$—	$18,424	$—
Cash surrender value	26	487	2,509	1,539

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2023
	At Guaranteed Minimum	1-50 Basis Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above
						Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	10	–	–	–	–	10
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	11
Total	$10	$–	$–	$–	$–	$21

Fixed Annuities
Up to 1.00%	$2	$3	$6	$7	$2	$20
1.01% - 2.00%	11	1	2	2	–	16
2.01% - 3.00%	186	24	–	–	–	210
3.01% - 4.00%	79	–	–	–	–	79
4.01% and above	32	–	–	–	–	32
Other (1)	–	–	–	–	–	44
Total	$310	$28	$8	$9	$2	$401

UL and Other
Up to 1.00%	$–	$–	$8	$–	$–	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	812	–	–	–	–	812
3.01% - 4.00%	1,295	–	–	–	–	1,295
4.01% and above	315	–	–	–	–	315
Other (1)	–	–	–	–	–	247
Total	$2,422	$–	$8	$–	$–	$2,677

Retirement Plan Services
Up to 1.00%	$1	$15	$9	$386	$123	$534
1.01% - 2.00%	1	23	67	7	–	98
2.01% - 3.00%	67	–	–	–	–	67
3.01% - 4.00%	162	–	–	–	–	162
4.01% and above	701	–	–	–	–	701
Total	$932	$38	$76	$393	$123	$1,562

	As of December 31, 2022
					Greater Than 150 Basis Points Above
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above		Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	11	–	–	–	–	11
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	16
Total	$11	$–	$–	$–	$–	$27

Fixed Annuities
Up to 1.00%	$3	$4	$10	$10	$6	$33
1.01% - 2.00%	23	14	20	24	–	81
2.01% - 3.00%	202	–	–	–	–	202
3.01% - 4.00%	92	–	–	–	–	92
4.01% and above	33	–	–	–	–	33
Other (1)	–	–	–	–	–	47
Total	$353	$18	$30	$34	$6	$488

UL and Other
Up to 1.00%	$–	$–	$9	$–	$–	$9
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	837	–	–	–	–	837
3.01% - 4.00%	1,324	–	–	–	–	1,324
4.01% and above	329	–	–	–	–	329
Other (1)	–	–	–	–	–	236
Total	$2,490	$–	$9	$–	$–	$2,735

Retirement Plan Services
Up to 1.00%	$19	$17	$361	$124	$–	$521
1.01% - 2.00%	7	95	4	–	–	106
2.01% - 3.00%	9	–	–	–	–	9
3.01% - 4.00%	169	1	–	–	–	170
4.01% and above	734	–	–	–	–	734
Total	$938	$113	$365	$124	$–	$1,540

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

12. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Balance Sheets:

	As of December 31,
	2023	2022
Payout Annuities (1)	$122	$111
Traditional Life (1)	383	399
Group Protection (2)	105	94
UL and Other (3)	1,091	1,051
Other (4)	456	437
Total future contract benefits	$2,157	$2,092

(1) See “LFPB” below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2023		As of or For the Year Ended December 31, 2022
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$140	–	210
Less: Effect of cumulative changes in discount			–	–
rate assumptions	–	(4)	–	35
Beginning balance at original discount rate	–	144	–	175
Effect of changes in cash flow assumptions	–	(2)	–	(16)
Effect of actual variances from expected experience	–	(3)	–	(3)
Adjusted balance as of beginning-of-year	–	139	–	156
Issuances	–	–	–	–
Interest accrual	–	7	–	7
Net premiums collected	–	(17)	–	(19)
Flooring impact of LFPB	–	–	–	–
Ending balance at original discount rate	–	129	–	144
Effect of cumulative changes in discount rate assumptions	–	1	–	(4)
Balance as of end-of-year	$–	$130	–	140

Present Value of Expected LFPB
Balance as of beginning-of-year	$111	$539	143	655
Less: Effect of cumulative changes in discount
rate assumptions	(10)	(2)	20	76
Beginning balance at original discount rate (1)	121	541	123	579
Effect of changes in cash flow assumptions	–	(2)	–	(15)
Effect of actual variances from expected experience	1	(5)	–	(2)
Adjusted balance as of beginning-of-year	122	534	123	562
Issuances	12	–	6	–
Interest accrual	5	15	5	16
Benefit payments	(11)	(42)	(13)	(37)
Ending balance at original discount rate (1)	128	507	121	541
Effect of cumulative changes in discount rate assumptions	(6)	6	(10)	(2)
Balance as of end-of-year	$122	$513	111	539

Net balance as of end-of-year	$122	$383	111	399
Less: reinsurance recoverables	1	21	1	29
Net balance as of end-of-year, net of reinsurance	$121	$362	110	370

Weighted-average duration of future policyholder
benefit liability (years)	9	6	9	7

(1) Includes DPL within Payout Annuities of $3 million, $1 million and $1 million as of December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

For the years ended December 31, 2023 and 2022, Payout Annuities and Traditional Life did not have any significant assumption updates or significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2023		As of December 31, 2022
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	202	122	194	111
Traditional Life
Expected future gross premiums	404	290	447	310
Expected future benefit payments	617	513	666	539

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Payout Annuities
Gross premiums	$12	$6	$1
Interest accretion	5	5	5
Traditional Life
Gross premiums	38	41	44
Interest accretion	8	9	8

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
Payout Annuities
Interest accretion rate	4.4%	4.3%
Current discount rate	4.9%	5.3%
Traditional Life
Interest accretion rate	5.6%	5.6%
Current discount rate	4.6%	5.1%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$94	$101
Less: Effect of cumulative changes in discount
rate assumptions	(10)	6
Beginning balance at original discount rate	104	95
Effect of changes in cash flow assumptions	–	(1)
Effect of actual variances from expected
experience	(2)	5
Adjusted beginning-of-year balance	102	99
New incidence	30	20
Interest	3	3
Benefit payments	(22)	(18)
Ending balance at original discount rate	113	104
Effect of cumulative changes in discount
rate assumptions	(8)	(10)
Balance as of end-of-year	105	94
Less: reinsurance recoverables	3	3
Balance as of end-of-year, net of reinsurance	$102	$91

Weighted-average duration of liability for future
claims (years)	5	4

For the years ended December 31, 2023 and 2022, we did not have any significant assumption updates or significantly different actual experience compared to expected.
The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2023		As of December 31, 2022
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$134	$113	$123	$104

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Group Protection
Gross premiums	$84	$62	$48
Interest accretion	3	3	3

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
Group Protection
Interest accretion rate	3.0%	2.8%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$1,051	$756
Less: Effect of cumulative changes in shadow
balance in AOCI	(33)	30
Balance as of beginning-of-year, excluding
shadow balance in AOCI	1,084	726
Effect of changes in cash flow assumptions	(25)	321
Effect of actual variances from expected
experience	(17)	16
Adjusted beginning-of-year balance	1,042	1,063
Interest accrual	46	38
Net assessments collected	74	64
Benefit payments	(50)	(81)
Balance as of end-of-year, excluding
shadow balance in AOCI	1,112	1,084
Effect of cumulative changes in shadow
balance in AOCI	(21)	(33)
Balance as of end-of-year	1,091	1,051
Less: reinsurance recoverables	114	148
Balance as of end-of-year, net of reinsurance	$977	$903

Weighted-average duration of additional liabilities
for other insurance benefits (years)	15	15

For the year ended December 31, 2023, we did not have any significant assumption updates or significantly different actual experience compared to expected.

For the year ended December 31, 2022, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review primarily from updates to policyholder lapse behavior assumptions related to UL products with secondary guarantees. We did not have any significantly different actual experience compared to expected.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
UL and Other
Gross assessments	$186	$173	$197
Interest accretion	46	38	28

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
UL and Other
Interest accretion rate	4.8%	4.7%

13. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2023		As of December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Fixed maturity AFS securities	$6,724	$6,724	$6,509	$6,509
Equity securities	8	8	8	8
Mortgage loans on real estate	919	826	911	812
Derivative investments	16	16	21	21
Other investments	2	2	1	1
Cash and invested cash	75	75	46	46
MRB assets	215	215	158	158
Other assets – LPR ceded derivative	16	16	14	14
Separate account assets	7,598	7,598	6,825	6,825

Liabilities
Policyholder account balances:
Account balances of certain investment contracts	(1,278)	(949)	(1,302)	(1,021)
Fixed annuity and IUL contracts	(2)	(2)	1	1
MRB liabilities	(57)	(57)	(75)	(75)
Other liabilities:
Short-term debt	(6)	(6)	(1)	(1)
Ceded MRBs	(123)	(123)	(68)	(68)
Remaining guaranteed interest and similar contracts	(13)	(13)	(17)	(17)

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value and primarily includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Policyholder Account Balances

Policyholder account balances include account balances of certain investment contracts. The fair value of the account balances of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Other Liabilities

Other liabilities include remaining guaranteed interest and similar contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2023 and 2022, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The inputs used to measure the fair value of these other liabilities are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2023 or 2022.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,670	$14	$5,684
ABS	–	139	10	149
U.S. government bonds	10	–	–	10
Foreign government bonds	–	21	–	21
RMBS	–	238	3	241
CMBS	–	110	–	110
State and municipal bonds	–	465	–	465
Hybrid and redeemable preferred securities	–	44	–	44
Equity securities	–	8	–	8
Derivative investments (1)	–	18	–	18
Cash and invested cash	–	75	–	75
MRB assets	–	–	215	215
Other assets – LPR ceded derivative	–	–	16	16
Separate account assets	20	7,578	–	7,598
Total assets	$30	$14,366	$258	$14,654

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(57)	(57)
Other liabilities:
Ceded MRBs	–	–	(123)	(123)
Derivative liabilities (1)	–	(2)	–	(2)
Total liabilities	$–	$(2)	$(182)	$(184)

	As of December 31, 2022
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,498	$11	$5,509
ABS	–	129	9	138
U.S. government bonds	12	–	–	12
Foreign government bonds	–	24	–	24
RMBS	–	238	–	238
CMBS	–	85	–	85
State and municipal bonds	–	462	–	462
Hybrid and redeemable preferred securities	–	37	4	41
Equity securities	–	8	–	8
Derivative investments (1)	–	22	–	22
Cash and invested cash	–	46	–	46
MRB assets	–	–	158	158
Other assets – LPR ceded derivative	–	–	14	14
Separate account assets	22	6,803	–	6,825
Total assets	$34	$13,352	$196	$13,582

Liabilities
Policyholder account balances – indexed annuity
and IUL contracts embedded derivatives	$–	$–	$1	$1
MRB liabilities	–	–	(75)	(75)
Other liabilities:
Ceded MRBs	–	–	(68)	(68)
Derivative liabilities (1)	–	(1)	–	(1)
Total liabilities	$–	$(1)	$(142)	$(143)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 9.

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$11	$–	$–	$(4)	$7	$14
ABS	9	–	–	6	(5)	10
RMBS	–	–	–	–	3	3
Hybrid and redeemable
preferred securities	4	–	(1)	–	(3)	–
Other assets:
LPR ceded derivative (5)	14	2	–	–	–	16
Policyholder account balances – fixed
annuity and IUL contracts (4)	1	(3)	–	–	–	(2)
Other liabilities – ceded MRBs (3)	(68)	(55)	–	–	–	(123)
Total, net	$(29)	$(56)	$(1)	$2	$2	$(82)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$100	$–	$(44)	$8	$(53)	$11
ABS	10	–	(1)	–	–	9
Foreign government bonds	6	–	(3)	–	(3)	–
Hybrid and redeemable
preferred securities	5	–	(1)	–	–	4
Other assets:
Ceded MRBs (3)	83	(83)	–	–	–	–
LPR ceded derivative (5)	19	(5)	–	–	–	14
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives (4)	(3)	3	–	1	–	1
Other liabilities – ceded MRBs (3)	(19)	(49)	–	–	–	(68)
Total, net	$201	(134)	(49)	9	(56)	(29)

	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$87	$–	$(5)	$25	$(7)	$100
ABS	10	–	(1)	2	(1)	10
Foreign government bonds	–	–	(1)	7	–	6
RMBS	1	–	–	(1)	–	–
Hybrid and redeemable
preferred securities	6	–	1	(2)	–	5
Derivative investments	5	1	–	(1)	(5)	–
Other assets:	–	–	–	–	–	–
Ceded MRBs (3)	–	83	–	–	–	83
LPR ceded derivative (5)	–	1	–	–	18	19
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives (4)	(2)	(4)	–	3	–	(3)
Other liabilities – ceded MRBs (3)	–	(19)	–	–	–	(19)
Total, net	$107	$62	$(6)	$33	$5	$201
(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).
(2)Amortization and accretion of premiums and discounts are included in net investment income on the Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1	$–	$–	$–	$(5)	$(4)
ABS	8	–	–	(2)	–	6
Total, net	$9	$–	$–	$(2)	$(5)	$2

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(2)	$–	$(1)	$–	$8
ABS	1	–	–	(1)	–	–
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives	–	–	–	1	–	1
Total, net	$12	$(2)	$–	$(1)	$–	$9

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$45	$(1)	$(15)	$(4)	$–	$25
ABS	6	–	–	(4)	–	2
Foreign government bonds	7	–	–	–	–	7
RMBS	–	–	–	(1)	–	(1)
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Derivative investments	1	–	(2)	–	–	(1)
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives	–	–	–	3	–	3
Total, net	$59	$(1)	$(17)	$(6)	$(2)	$33

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Derivative investments (1)	$–	$–	$1
MRBs (2)	65	13	90
Other assets – LPR ceded derivative (3)	2	(5)	1
Total, net	$67	$8	$92

(1)Included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities:
Corporate bonds	$–	$(44)	$(6)
ABS	–	(1)	–
Foreign government bonds	–	(3)	(1)
Hybrid and redeemable preferred securities	–	(1)	1
Total, net	$–	$(49)	$(6)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$9	$(2)	$7
ABS	–	(5)	(5)
RMBS	3	–	3
Hybrid and redeemable preferred securities	1	(4)	(3)
Total, net	$13	$(11)	$2

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$3	$(56)	$(53)
Foreign government bonds	–	(3)	(3)
Total, net	$3	$(59)	$(56)

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2	$(9)	$(7)
ABS	–	(1)	(1)
Derivative investments	–	(5)	(5)
Other assets – LPR ceded derivative	18	–	18
Total, net	$20	$(15)	$5

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2023, 2022 and 2021, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. In 2021, transfers out of Level 3 included derivative instruments for which we changed valuation techniques. This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party. These updated valuation techniques are considered industry standard and provide us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$1	Discounted cash flow	Liquidity/duration adjustment (2)	2.1%	-	2.1%	2.1%

MRB assets	215
Other assets – LPR
ceded derivative	16	Discounted cash flow	Lapse (3)	0.1%	-	2.00%
			Non-performance risk (6)	0.51%	-	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0%	-	9%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(57)
Other liabilities –
ceded MRBs	(123)	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	13.92%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2022:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$1	Discounted cash flow	Liquidity/duration adjustment (2)	1.5%	-	2.4%	2.3%

MRB assets	158
Other assets – LPR
ceded derivative	14	Discounted cash flow	Lapse (3)	0%	-	1.55%
			Non-performance risk (6)	0.35%	-	2.41%	1.75%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0%	-	9%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(75)
Other liabilities –
ceded MRBs	(68)	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.35%	-	2.41%	1.73%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.47%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3)The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period. The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(4)The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6)The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the         sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7)The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9)The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10)A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2023. An adverse outcome in one or more of these matters may have a material impact on the financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by LNL’s parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski) remains subject to both preliminary and final approval of the court. While reasonably possible, the provisional settlement is currently not expected to have a material effect on LLANY’s balance sheet. On March 8, 2024, we wrote to the court requesting a pre-motion conference in advance of LLANY’s planned motion to stay proceedings in this matter pending the completion of the settlement approval process in Glover.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. We are vigorously defending this matter.

Commitments

Vulnerability from Concentrations

As of December 31, 2023, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the years ended December 31, 2023 and 2022, 87% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

15. Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other Investments
Balance as of beginning-of-year	$(652)	$879	$988
Cumulative effect from adoption of new accounting standards	–	–	158
Unrealized holding gains (losses) arising during the year	251	(2,102)	(362)
Change in foreign currency exchange rate adjustment	4	(10)	(3)
Change in future contract benefits and policyholder account balances, net of reinsurance	(27)	174	25
Income tax benefit (expense)	(48)	407	71
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(6)	–	(2)
Income tax benefit (expense)	1	–	–
Balance as of end-of-year	$(467)	$(652)	$879
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$17	$1	$2
Cumulative effect from adoption of new accounting standard	–	–	2
Unrealized holding gains (losses) arising during the year	(3)	12	(8)
Change in foreign currency exchange rate adjustment	(4)	10	4
Income tax benefit (expense)	2	(5)	1
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	1	1	–
Balance as of end-of-year	$11	$17	$1
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$78	$87	$–
Cumulative effect from adoption of new accounting standard	–	–	132
Adjustment arising during the year	(46)	(11)	(57)
Income tax benefit (expense)	10	2	12
Balance as of end-of-year	$42	$78	$87
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$14	$(48)	$–
Cumulative effect from adoption of new accounting standard	–	–	(66)
Adjustment arising during the year	(9)	79	23
Income tax benefit (expense)	2	(17)	(5)
Balance as of end-of-year	$7	$14	$(48)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(6)	$–	$(2)	Realized gain (loss)
Reclassification before income tax benefit (expense)	(6)	–	(2)	Income (loss) before taxes
Income tax benefit (expense)	1	–	–	Federal income tax expense (benefit)
Reclassification, net of income tax	$(5)	$–	$(2)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Foreign currency contracts	$1	$1	$–	Net investment income
Reclassifications, net of income tax	$1	$1	$–	Net income (loss)

16. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth through life insurance products, including term insurance, both single (including UL, corporate-owned UL and VUL and bank-owned UL and VUL products) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes investments related to our excess capital, benefit plan obligations, the results of certain disability income business and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, including gains and losses and benefit payments, changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);

•GLB rider fees ceded to LNL;
•Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
•Gains (losses) on modification or early extinguishment of debt;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
•Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts and the associated index options we hold to hedge them (collectively, “revenue adjustments from annuity and life insurance product features”);
•Credit loss-related adjustments;
•Investment gains (losses);
•GLB rider fees ceded to LNL;
•Revenue adjustments from the initial adoption of new accounting standards; and
•Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 21%, where applicable, net of the impacts related to dividends received deduction and foreign tax credits and any other permanent differences for events recognized differently in our financial statements and federal income tax returns.

The tables below reconcile our segment measures of performance to the GAAP measures presented in the Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Operating revenues:
Annuities	$100	$107	$122
Life Insurance	486	500	527
Group Protection	298	276	147
Retirement Plan Services	73	72	79
Other Operations	22	19	23
Revenue adjustments from annuity and life insurance product features	43	39	41
Credit loss-related adjustments	–	(20)	4
Investment gains (losses)	(6)	–	(9)
GLB rider fees ceded to LNL	(35)	(36)	(36)
Total revenues	$981	$957	$898

	For the Years Ended December 31,
	2023	2022	2021
Net Income (Loss)
Income (loss) from operations:
Annuities	$19	$33	$42
Life Insurance	12	(166)	5
Group Protection	22	24	4
Retirement Plan Services	5	6	10
Other Operations	17	15	(56)
Net annuity product features, after-tax	85	42	105
Net life insurance product features, after-tax	–	(1)	–
Credit loss-related adjustments, after-tax	–	(15)	3
Investment gains (losses), after-tax	(5)	–	(7)
GLB rider fees ceded to LNL, after-tax	(27)	(28)	(29)
Net income (loss)	$128	$(90)	$77

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Net Investment Income
Annuities	$22	$27	$32
Life Insurance	257	260	267
Group Protection	9	6	5
Retirement Plan Services	63	62	67
Other Operations	22	19	23
Total net investment income	$373	$374	$394

	For the Years Ended December 31,
	2023	2022	2021
Federal Income Tax Expense (Benefit)
Annuities	$–	$2	$7
Life Insurance	3	(45)	1
Group Protection	6	7	1
Retirement Plan Services	–	1	1
Other Operations	5	4	(15)
Net annuity product features	22	10	28
Credit loss-related adjustments	–	(4)	1
Investment gains (losses)	(1)	–	(2)
GLB rider fees ceded to LNL	(8)	(8)	(8)
Total federal income tax expense (benefit)	$27	$(33)	$14

	For the Years Ended December 31,
	2023	2022
Assets
Annuities	$6,442	$6,079
Life Insurance	8,520	8,248
Group Protection	248	219
Retirement Plan Services	2,937	2,659
Other Operations	593	521
Total assets	$18,740	$17,726

17. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities:
Gross gains	$1	$1	$–
Gross losses	(7)	(1)	(2)
Credit loss benefit (expense) (1)	(1)	(3)	–
Credit loss benefit (expense) on mortgage loans on real estate	–	–	4
Credit loss benefit (expense) on reinsurance-related assets	–	(17)	–
Realized gain (loss) on the mark-to-market on certain instruments (2)	–	–	(6)
Indexed product derivative results (3)	–	(1)	–
GLB rider fees ceded to LNL and attributed fees	9	4	5
Other realized gain (loss)	–	–	(1)
Total realized gain (loss)	$2	$(17)	$–

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(2)Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivative results). See Note 1 for information regarding derivative instruments.
(3)Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.

18. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Commissions	$52	$55	$63
General and administrative expenses	77	70	153
Expenses associated with reserve financing and LOCs	20	19	17
DAC and VOBA deferrals, net of amortization	39	33	29
Taxes, licenses and fees	19	23	17
Total	$207	$200	$279

19. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Current	$37	$(13)	$39
Deferred	(10)	(20)	(25)
Federal income tax expense (benefit)	$27	$(33)	$14

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Income (loss) before taxes	$155	$(123)	$91
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	33	(26)	19
Effect of:
Tax-preferred investment income (1)	(4)	(5)	(3)
Tax credits	(2)	(2)	(1)
Other items	–	–	(1)
Federal income tax expense (benefit)	$27	$(33)	$14
Effective tax rate	17%	27%	15%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2023	2022
Current	$(5)	$(15)
Deferred	(12)	15
Total federal income tax asset (liability)	$(17)	$–

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2023	2022
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$131	$185
Tax credits	2	–
Other	1	–
Total deferred tax assets	$134	$185
Deferred Tax Liabilities
DAC and VOBA	83	91
Insurance liabilities and reinsurance-related balances	49	71
Investment activity	12	–
Other	2	8
Total deferred tax liabilities	$146	$170
Net deferred tax asset (liability)	$(12)	$15

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2023, we have $2 million of federal income tax credits that can be carried forward to 2030 through 2033. As of December 31, 2023, we did not have any net operating loss carryforwards or net capital loss carryforwards.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2019. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$3	$3
Increases for prior year tax positions	6	–
Balance as of end-of-year	$9	$3

As of December 31, 2023 and 2022, $9 million and $2 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits primarily associated with separate account dividends-received deduction, tax credits and compensation, upon completion of our ongoing refund claims review, will decrease by $4 million by the end of 2024.
We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2023, 2022 and 2021, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2023 and 2022.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2023.

20. Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2023	2022
U.S. capital and surplus	$1,033	$971

	For the Years Ended December 31,
	2023	2022	2021
U.S. net gain (loss) from operations, after-tax	$165	$72	$39
U.S. net income (loss)	159	68	41

State Prescribed Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for individual life insurance and variable annuity contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2023	2022
State Prescribed Practices
Conservative valuation rate on certain annuities	$(2)	$(2)
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative Reg 213 reserves on variable annuity and individual life
insurance contracts	(31)	(37)

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2023, the Company’s RBC ratio was in excess of ten times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $103 million in 2024 without New York State Department of Financial Services approval.

21. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Income taxes paid (received)	$47	$(27)	$30

22. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Balance Sheets:

	As of December 31,
	2023	2022
Assets with affiliates:
Ceded reinsurance contracts	$100	$111	Reinsurance recoverables, net of
			allowance for credit losses
Ceded reinsurance contracts	22	21	Other assets
Service agreement receivable	4	1	Other assets

Liabilities with affiliates:
Inter-company short-term debt	6	1	Other liabilities
Ceded reinsurance contracts	135	74	Other liabilities
Service agreement payable	13	8	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(44)	$(41)	$(36)	Insurance premiums
Realized gains (losses) on ceded reinsurance
contracts –
Other gains (losses)	(34)	(36)	(36)	Realized gain (loss)
Benefits and expenses with affiliates:
Interest credited on ceded reinsurance contracts	(1)	(1)	(1)	Interest credited
Reinsurance (recoveries) benefits on ceded
reinsurance contracts	(2)	5	–	Benefits
Market risk benefit (gain) loss on ceded
reinsurance contracts	54	132	106	Market risk benefit (gain) loss
Ceded reinsurance contracts	(14)	(17)	(19)	Commissions and other expenses
Service agreement payments	82	72	63	Commissions and other expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing limit is currently 2% of our admitted assets as of December 31, 2023.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly-owned subsidiary of LNC. We cede MRBs on certain variable annuity GLB and GDB to LNL where these guarantees are incorporated into our overall variable annuity hedging program.

23. Subsequent Events

Management evaluated subsequent events for the Company through March 28, 2024, the date the financial statements were available to be issued. On March 7, 2024, our parent company, LNL, entered into a settlement agreement, which is subject to court approval, encompassing the policies at issue in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which also includes the policies in certain other cost of insurance litigation matters, including Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, as discussed in further detail in Note 14, Contingencies and Commitments. The provisional settlement remains subject to both preliminary and final approval of the court. While reasonably possible, the provisional settlement is currently not expected to have a material effect on LLANY’s balance sheet.

On March 22, 2024, LLANY paid a cash dividend in the amount of $102 million to LNL.

Management identified no other items or events required for disclosure.

Lincoln Life & Annuity Variable Annuity Account L

Lincoln Life & Annuity Variable Annuity Account L

Statements of assets and liabilities

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
AB VPS Large Cap Growth Portfolio - Class B	$2,914,642	$2,914,642	$2,914,642
AB VPS Sustainable Global Thematic Portfolio - Class B	2,238,424	2,238,424	2,238,424
American Century VP Balanced Fund - Class I	7,904,565	7,904,565	7,904,565
American Funds Global Growth Fund - Class 2	3,785,921	3,785,921	3,785,921
American Funds Growth Fund - Class 2	31,219,989	31,219,989	31,219,989
American Funds Growth-Income Fund - Class 2	8,260,543	8,260,543	8,260,543
American Funds International Fund - Class 2	3,791,401	3,791,401	3,791,401
Delaware VIP® Small Cap Value Series - Service Class	4,496,152	4,496,152	4,496,152
DWS Alternative Asset Allocation VIP Portfolio - Class A	59,574	59,574	59,574
Fidelity® VIP Asset Manager Portfolio - Initial Class	15,447,484	15,447,484	15,447,484
Fidelity® VIP Contrafund® Portfolio - Service Class 2	16,709,160	16,709,160	16,709,160
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	7,053	7,053	7,053
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	282,382	282,382	282,382
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	173,907	173,907	173,907
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	490,798	490,798	490,798
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	152,189	152,189	152,189
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	315,744	315,744	315,744
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	478,981	478,981	478,981
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	175,335	175,335	175,335
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	52,947	52,947	52,947
Fidelity® VIP Government Money Market Portfolio - Initial Class	93,623	93,623	93,623
Fidelity® VIP Growth Portfolio - Initial Class	82,461,185	82,461,185	82,461,185
Janus Henderson Global Research Portfolio - Institutional Shares	8,494,720	8,494,720	8,494,720
LVIP Baron Growth Opportunities Fund - Service Class	15,923,287	15,923,287	15,923,287
LVIP BlackRock Global Allocation Fund - Standard Class	1,075,294	1,075,294	1,075,294
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	350,242	350,242	350,242
LVIP BlackRock Real Estate Fund - Standard Class	131,035	131,035	131,035
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,737,414	2,737,414	2,737,414
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	85,610	85,610	85,610
LVIP Delaware Bond Fund - Standard Class	1,913,817	1,913,817	1,913,817
LVIP Delaware Diversified Floating Rate Fund - Service Class	131,132	131,132	131,132
LVIP Delaware Diversified Income Fund - Standard Class	1,656,500	1,656,500	1,656,500
LVIP Delaware High Yield Fund - Standard Class	1,393,270	1,393,270	1,393,270
LVIP Delaware SMID Cap Core Fund - Service Class	2,315,827	2,315,827	2,315,827
LVIP Delaware Social Awareness Fund - Standard Class	5,478,125	5,478,125	5,478,125
LVIP Delaware U.S. REIT Fund - Service Class	5,457,115	5,457,115	5,457,115
LVIP Delaware Wealth Builder Fund - Standard Class	545,293	545,293	545,293
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	4,047,821	4,047,821	4,047,821
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	66,138	66,138	66,138
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	597,489	597,489	597,489
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	636,136	636,136	636,136
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,840,634	1,840,634	1,840,634
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,168,415	1,168,415	1,168,415
LVIP JPMorgan Retirement Income Fund - Standard Class	1,088,052	1,088,052	1,088,052
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	284,565	284,565	284,565
LVIP Mondrian Global Income Fund - Standard Class	106,874	106,874	106,874
LVIP Mondrian International Value Fund - Standard Class	1,365,019	1,365,019	1,365,019
LVIP SSGA Bond Index Fund - Standard Class	1,882,327	1,882,327	1,882,327
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	907,156	907,156	907,156
LVIP SSGA International Index Fund - Standard Class	485,072	485,072	485,072
LVIP SSGA International Managed Volatility Fund - Standard Class	132,626	132,626	132,626
LVIP SSGA S&P 500 Index Fund - Standard Class	95,055,093	95,055,093	95,055,093
LVIP SSGA Small-Cap Index Fund - Standard Class	14,509,506	14,509,506	14,509,506
LVIP T. Rowe Price 2020 Fund - Standard Class	1,309,803	1,309,803	1,309,803
LVIP T. Rowe Price 2030 Fund - Standard Class	2,403,054	2,403,054	2,403,054
LVIP T. Rowe Price 2040 Fund - Standard Class	3,332,027	3,332,027	3,332,027
LVIP T. Rowe Price 2050 Fund - Standard Class	1,940,676	1,940,676	1,940,676
LVIP T. Rowe Price 2060 Fund - Standard Class	35,864	35,864	35,864
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	12,757,119	12,757,119	12,757,119
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	6,077,997	6,077,997	6,077,997
T. Rowe Price International Stock Portfolio	4,495,519	4,495,519	4,495,519

See accompanying notes.

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Lincoln Life & Annuity Variable Annuity Account L

Statements of operations

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Large Cap Growth Portfolio - Class B	$—	$(28,204)	$(28,204)	$(20,788)
AB VPS Sustainable Global Thematic Portfolio - Class B	621	(21,926)	(21,305)	27,724
American Century VP Balanced Fund - Class I	150,366	(78,303)	72,063	(24,240)
American Funds Global Growth Fund - Class 2	32,474	(36,484)	(4,010)	52,669
American Funds Growth Fund - Class 2	102,813	(282,026)	(179,213)	380,928
American Funds Growth-Income Fund - Class 2	109,429	(81,827)	27,602	206,038
American Funds International Fund - Class 2	48,379	(38,298)	10,081	(62,444)
Delaware VIP® Small Cap Value Series - Service Class	28,413	(44,061)	(15,648)	15,149
DWS Alternative Asset Allocation VIP Portfolio - Class A	3,810	(568)	3,242	(37)
Fidelity® VIP Asset Manager Portfolio - Initial Class	352,242	(154,709)	197,533	19,371
Fidelity® VIP Contrafund® Portfolio - Service Class 2	39,674	(151,391)	(111,717)	330,710
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	2,141	(1,186)	955	(27,282)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	7,428	(2,909)	4,519	(2,770)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	3,637	(1,591)	2,046	(73)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	7,678	(3,844)	3,834	(445)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	1,852	(1,247)	605	(45)
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	3,613	(2,711)	902	(648)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	5,469	(3,986)	1,483	(1,761)
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	1,917	(1,488)	429	(145)
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	589	(426)	163	(40)
Fidelity® VIP Government Money Market Portfolio - Initial Class	4,800	—	4,800	—
Fidelity® VIP Growth Portfolio - Initial Class	95,712	(738,558)	(642,846)	1,342,214
Janus Henderson Global Research Portfolio - Institutional Shares	73,881	(79,520)	(5,639)	179,313
LVIP Baron Growth Opportunities Fund - Service Class	—	(161,001)	(161,001)	792,268
LVIP BlackRock Global Allocation Fund - Standard Class	29,353	(10,225)	19,128	(135)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	8,375	(3,884)	4,491	(10,709)
LVIP BlackRock Real Estate Fund - Standard Class	3,713	(1,677)	2,036	(21,202)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	10,050	(24,815)	(14,765)	37,476
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	226	(886)	(660)	212
LVIP Delaware Bond Fund - Standard Class	59,276	(18,859)	40,417	(26,960)
LVIP Delaware Diversified Floating Rate Fund - Service Class	6,435	(1,263)	5,172	(16)
LVIP Delaware Diversified Income Fund - Standard Class	65,201	(18,279)	46,922	(74,068)
LVIP Delaware High Yield Fund - Standard Class	91,272	(14,418)	76,854	(35,390)
LVIP Delaware SMID Cap Core Fund - Service Class	20,751	(23,284)	(2,533)	(18,664)
LVIP Delaware Social Awareness Fund - Standard Class	50,819	(49,598)	1,221	40,856
LVIP Delaware U.S. REIT Fund - Service Class	159,764	(53,961)	105,803	(29,525)
LVIP Delaware Wealth Builder Fund - Standard Class	14,807	(5,866)	8,941	(22,174)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	51,284	(38,045)	13,239	73,808
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,022	(615)	407	120
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	19,102	(5,655)	13,447	(13,779)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	12,328	(5,972)	6,356	(752)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	33,816	(17,205)	16,611	(10,898)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	21,685	(11,100)	10,585	(5,263)
LVIP JPMorgan Retirement Income Fund - Standard Class	37,603	(10,264)	27,339	(2,578)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	4,175	(2,644)	1,531	(9,990)
LVIP Mondrian Global Income Fund - Standard Class	—	(1,096)	(1,096)	(3,976)
LVIP Mondrian International Value Fund - Standard Class	42,614	(13,360)	29,254	(13,540)
LVIP SSGA Bond Index Fund - Standard Class	53,921	(19,828)	34,093	(12,110)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	21,720	(8,480)	13,240	(2,564)
LVIP SSGA International Index Fund - Standard Class	14,342	(3,841)	10,501	193
LVIP SSGA International Managed Volatility Fund - Standard Class	3,745	(1,456)	2,289	(1,199)
LVIP SSGA S&P 500 Index Fund - Standard Class	1,300,147	(884,444)	415,703	2,715,846
LVIP SSGA Small-Cap Index Fund - Standard Class	171,463	(137,012)	34,451	105,561
LVIP T. Rowe Price 2020 Fund - Standard Class	31,009	(13,080)	17,929	(31,113)
LVIP T. Rowe Price 2030 Fund - Standard Class	47,439	(23,059)	24,380	(20,735)
LVIP T. Rowe Price 2040 Fund - Standard Class	53,099	(30,685)	22,414	(1,339)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
AB VPS Large Cap Growth Portfolio - Class B	$201,915	$181,127	$655,955	$808,878
AB VPS Sustainable Global Thematic Portfolio - Class B	133,892	161,616	160,021	300,332
American Century VP Balanced Fund - Class I	—	(24,240)	1,050,933	1,098,756
American Funds Global Growth Fund - Class 2	281,985	334,654	371,794	702,438
American Funds Growth Fund - Class 2	1,611,108	1,992,036	7,006,221	8,819,044
American Funds Growth-Income Fund - Class 2	449,949	655,987	1,112,688	1,796,277
American Funds International Fund - Class 2	—	(62,444)	577,370	525,007
Delaware VIP® Small Cap Value Series - Service Class	190,442	205,591	145,317	335,260
DWS Alternative Asset Allocation VIP Portfolio - Class A	508	471	(838)	2,875
Fidelity® VIP Asset Manager Portfolio - Initial Class	172,460	191,831	1,325,725	1,715,089
Fidelity® VIP Contrafund® Portfolio - Service Class 2	558,340	889,050	3,384,231	4,161,564
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	1,239	(26,043)	33,454	8,366
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	—	(2,770)	32,100	33,849
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	—	(73)	18,128	20,101
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	695	250	52,122	56,206
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	1,404	1,359	17,588	19,552
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	3,819	3,171	40,884	44,957
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	5,332	3,571	61,681	66,735
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	1,564	1,419	22,211	24,059
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	293	253	6,217	6,633
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	—	4,800
Fidelity® VIP Growth Portfolio - Initial Class	3,444,715	4,786,929	17,862,205	22,006,288
Janus Henderson Global Research Portfolio - Institutional Shares	227,439	406,752	1,396,408	1,797,521
LVIP Baron Growth Opportunities Fund - Service Class	248,837	1,041,105	1,530,806	2,410,910
LVIP BlackRock Global Allocation Fund - Standard Class	—	(135)	102,555	121,548
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(10,709)	20,693	14,475
LVIP BlackRock Real Estate Fund - Standard Class	—	(21,202)	33,583	14,417
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	37,476	663,265	685,976
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	519	731	13,786	13,857
LVIP Delaware Bond Fund - Standard Class	—	(26,960)	76,528	89,985
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(16)	134	5,290
LVIP Delaware Diversified Income Fund - Standard Class	—	(74,068)	109,293	82,147
LVIP Delaware High Yield Fund - Standard Class	—	(35,390)	112,601	154,065
LVIP Delaware SMID Cap Core Fund - Service Class	126,886	108,222	210,582	316,271
LVIP Delaware Social Awareness Fund - Standard Class	369,044	409,900	848,040	1,259,161
LVIP Delaware U.S. REIT Fund - Service Class	—	(29,525)	474,011	550,289
LVIP Delaware Wealth Builder Fund - Standard Class	—	(22,174)	55,482	42,249
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	179,878	253,686	478,072	744,997
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,817	2,937	5,787	9,131
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	—	(13,779)	51,750	51,418
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	17,027	16,275	27,520	50,151
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	(10,898)	195,399	201,112
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(5,263)	107,207	112,529
LVIP JPMorgan Retirement Income Fund - Standard Class	—	(2,578)	78,030	102,791
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	17,615	7,625	20,261	29,417
LVIP Mondrian Global Income Fund - Standard Class	—	(3,976)	8,006	2,934
LVIP Mondrian International Value Fund - Standard Class	—	(13,540)	208,604	224,318
LVIP SSGA Bond Index Fund - Standard Class	—	(12,110)	37,786	59,769
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	(2,564)	91,517	102,193
LVIP SSGA International Index Fund - Standard Class	—	193	55,955	66,649
LVIP SSGA International Managed Volatility Fund - Standard Class	—	(1,199)	17,597	18,687
LVIP SSGA S&P 500 Index Fund - Standard Class	2,320,970	5,036,816	14,118,733	19,571,252
LVIP SSGA Small-Cap Index Fund - Standard Class	148,366	253,927	1,692,006	1,980,384
LVIP T. Rowe Price 2020 Fund - Standard Class	51,286	20,173	108,526	146,628
LVIP T. Rowe Price 2030 Fund - Standard Class	101,032	80,297	214,499	319,176
LVIP T. Rowe Price 2040 Fund - Standard Class	121,994	120,655	364,726	507,795

Lincoln Life & Annuity Variable Annuity Account L

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP T. Rowe Price 2050 Fund - Standard Class	$28,156	$(17,159)	$10,997	$665
LVIP T. Rowe Price 2060 Fund - Standard Class	532	(274)	258	7
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,887	(119,355)	(115,468)	166,652
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	19,001	(55,844)	(36,843)	62,663
T. Rowe Price International Stock Portfolio	42,691	(46,972)	(4,281)	17,119

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
LVIP T. Rowe Price 2050 Fund - Standard Class	$62,450	$63,115	$227,305	$301,417
LVIP T. Rowe Price 2060 Fund - Standard Class	493	500	3,403	4,161
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	166,652	2,124,811	2,175,995
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	89,664	152,327	1,175,585	1,291,069
T. Rowe Price International Stock Portfolio	—	17,119	637,366	650,204

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2022 and 2023

	AB VPS Large Cap Growth Portfolio - Class B Subaccount	AB VPS Sustainable Global Thematic Portfolio - Class B Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$3,748,698	$3,321,704	$10,056,531	$4,754,329	$39,078,738	$9,698,132	$5,039,840
Changes From Operations:
• Net investment income (loss)	(29,005)	(24,323)	16,856	(12,127)	(199,455)	23,239	28,916
• Net realized gain (loss) on investments	388,697	302,634	1,329,748	449,198	4,855,671	962,933	525,406
• Net change in unrealized appreciation or depreciation on investments	(1,455,682)	(1,186,427)	(3,142,205)	(1,639,832)	(16,289,051)	(2,621,116)	(1,635,284)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,095,990)	(908,116)	(1,795,601)	(1,202,761)	(11,632,835)	(1,634,944)	(1,080,962)
Changes From Unit Transactions:
• Net unit transactions	(5,822)	(221,525)	(529,665)	(146,520)	(3,172,835)	(387,328)	(235,147)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,822)	(221,525)	(529,665)	(146,520)	(3,172,835)	(387,328)	(235,147)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,101,812)	(1,129,641)	(2,325,266)	(1,349,281)	(14,805,670)	(2,022,272)	(1,316,109)
NET ASSETS AT DECEMBER 31, 2022	2,646,886	2,192,063	7,731,265	3,405,048	24,273,068	7,675,860	3,723,731
Changes From Operations:
• Net investment income (loss)	(28,204)	(21,305)	72,063	(4,010)	(179,213)	27,602	10,081
• Net realized gain (loss) on investments	181,127	161,616	(24,240)	334,654	1,992,036	655,987	(62,444)
• Net change in unrealized appreciation or depreciation on investments	655,955	160,021	1,050,933	371,794	7,006,221	1,112,688	577,370
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	808,878	300,332	1,098,756	702,438	8,819,044	1,796,277	525,007
Changes From Unit Transactions:
• Net unit transactions	(541,122)	(253,971)	(925,456)	(321,565)	(1,872,123)	(1,211,594)	(457,337)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(541,122)	(253,971)	(925,456)	(321,565)	(1,872,123)	(1,211,594)	(457,337)
TOTAL INCREASE (DECREASE) IN NET ASSETS	267,756	46,361	173,300	380,873	6,946,921	584,683	67,670
NET ASSETS AT DECEMBER 31, 2023	$2,914,642	$2,238,424	$7,904,565	$3,785,921	$31,219,989	$8,260,543	$3,791,401

See accompanying notes.

	BlackRock Global Allocation V.I. Fund - Class I Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,115,073	$5,660,682	$74,024	$19,837,129	$19,621,734	$205,052
Changes From Operations:
• Net investment income (loss)	(4,374)	(23,542)	4,636	175,100	(110,892)	1,540
• Net realized gain (loss) on investments	(126,503)	431,029	(583)	1,185,427	1,045,765	17,933
• Net change in unrealized appreciation or depreciation on investments	4,684	(1,155,456)	(10,611)	(4,455,911)	(6,178,837)	(53,933)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(126,193)	(747,969)	(6,558)	(3,095,384)	(5,243,964)	(34,460)
Changes From Unit Transactions:
• Net unit transactions	(988,880)	(361,984)	(12,683)	(1,085,589)	(1,020,452)	707
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(988,880)	(361,984)	(12,683)	(1,085,589)	(1,020,452)	707
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,115,073)	(1,109,953)	(19,241)	(4,180,973)	(6,264,416)	(33,753)
NET ASSETS AT DECEMBER 31, 2022	—	4,550,729	54,783	15,656,156	13,357,318	171,299
Changes From Operations:
• Net investment income (loss)	—	(15,648)	3,242	197,533	(111,717)	955
• Net realized gain (loss) on investments	—	205,591	471	191,831	889,050	(26,043)
• Net change in unrealized appreciation or depreciation on investments	—	145,317	(838)	1,325,725	3,384,231	33,454
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	—	335,260	2,875	1,715,089	4,161,564	8,366
Changes From Unit Transactions:
• Net unit transactions	—	(389,837)	1,916	(1,923,761)	(809,722)	(172,612)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(389,837)	1,916	(1,923,761)	(809,722)	(172,612)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(54,577)	4,791	(208,672)	3,351,842	(164,246)
NET ASSETS AT DECEMBER 31, 2023	$—	$4,496,152	$59,574	$15,447,484	$16,709,160	$7,053

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$249,426	$201,635	$392,672	$67,212	$255,550	$456,866	$75,607
Changes From Operations:
• Net investment income (loss)	2,444	1,346	1,577	375	961	1,206	508
• Net realized gain (loss) on investments	13,929	7,536	25,634	4,665	18,216	15,722	3,659
• Net change in unrealized appreciation or depreciation on investments	(63,357)	(41,573)	(101,616)	(17,807)	(68,846)	(106,120)	(18,270)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(46,984)	(32,691)	(74,405)	(12,767)	(49,669)	(89,192)	(14,103)
Changes From Unit Transactions:
• Net unit transactions	93,481	(23,331)	252	30,715	14,779	(48,775)	45,328
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	93,481	(23,331)	252	30,715	14,779	(48,775)	45,328
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,497	(56,022)	(74,153)	17,948	(34,890)	(137,967)	31,225
NET ASSETS AT DECEMBER 31, 2022	295,923	145,613	318,519	85,160	220,660	318,899	106,832
Changes From Operations:
• Net investment income (loss)	4,519	2,046	3,834	605	902	1,483	429
• Net realized gain (loss) on investments	(2,770)	(73)	250	1,359	3,171	3,571	1,419
• Net change in unrealized appreciation or depreciation on investments	32,100	18,128	52,122	17,588	40,884	61,681	22,211
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	33,849	20,101	56,206	19,552	44,957	66,735	24,059
Changes From Unit Transactions:
• Net unit transactions	(47,390)	8,193	116,073	47,477	50,127	93,347	44,444
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(47,390)	8,193	116,073	47,477	50,127	93,347	44,444
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,541)	28,294	172,279	67,029	95,084	160,082	68,503
NET ASSETS AT DECEMBER 31, 2023	$282,382	$173,907	$490,798	$152,189	$315,744	$478,981	$175,335

See accompanying notes.

	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Government Money Market Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$16,598	$87,221	$93,423,722	$9,508,664	$21,851,034	$78,129
Changes From Operations:
• Net investment income (loss)	73	1,531	(281,632)	3,575	(162,689)	427
• Net realized gain (loss) on investments	854	—	7,070,686	990,369	1,744,504	(13,647)
• Net change in unrealized appreciation or depreciation on investments	(4,039)	—	(29,816,699)	(2,899,695)	(7,336,675)	3,135
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,112)	1,531	(23,027,645)	(1,905,751)	(5,754,860)	(10,085)
Changes From Unit Transactions:
• Net unit transactions	5,838	13,459	(5,623,185)	(322,238)	(981,693)	(68,044)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,838	13,459	(5,623,185)	(322,238)	(981,693)	(68,044)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,726	14,990	(28,650,830)	(2,227,989)	(6,736,553)	(78,129)
NET ASSETS AT DECEMBER 31, 2022	19,324	102,211	64,772,892	7,280,675	15,114,481	—
Changes From Operations:
• Net investment income (loss)	163	4,800	(642,846)	(5,639)	(161,001)	—
• Net realized gain (loss) on investments	253	—	4,786,929	406,752	1,041,105	—
• Net change in unrealized appreciation or depreciation on investments	6,217	—	17,862,205	1,396,408	1,530,806	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,633	4,800	22,006,288	1,797,521	2,410,910	—
Changes From Unit Transactions:
• Net unit transactions	26,990	(13,388)	(4,317,995)	(583,476)	(1,602,104)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	26,990	(13,388)	(4,317,995)	(583,476)	(1,602,104)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,623	(8,588)	17,688,293	1,214,045	808,806	—
NET ASSETS AT DECEMBER 31, 2023	$52,947	$93,623	$82,461,185	$8,494,720	$15,923,287	$—

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP BlackRock Global Allocation Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock Real Estate Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$376,161	$246,354	$2,801,987	$110,161	$2,395,937	$121,153
Changes From Operations:
• Net investment income (loss)	(2,009)	34,244	1,149	(23,801)	(946)	43,583	1,375
• Net realized gain (loss) on investments	22,678	(113)	2,499	398,556	11,382	(20,961)	(135)
• Net change in unrealized appreciation or depreciation on investments	(77,272)	(56,295)	(77,812)	(1,194,347)	(36,666)	(366,935)	(2,646)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(56,603)	(22,164)	(74,164)	(819,592)	(26,230)	(344,313)	(1,406)
Changes From Unit Transactions:
• Net unit transactions	1,019,118	47,007	8,107	213,047	7,617	(124,591)	1,039
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,019,118	47,007	8,107	213,047	7,617	(124,591)	1,039
TOTAL INCREASE (DECREASE) IN NET ASSETS	962,515	24,843	(66,057)	(606,545)	(18,613)	(468,904)	(367)
NET ASSETS AT DECEMBER 31, 2022	962,515	401,004	180,297	2,195,442	91,548	1,927,033	120,786
Changes From Operations:
• Net investment income (loss)	19,128	4,491	2,036	(14,765)	(660)	40,417	5,172
• Net realized gain (loss) on investments	(135)	(10,709)	(21,202)	37,476	731	(26,960)	(16)
• Net change in unrealized appreciation or depreciation on investments	102,555	20,693	33,583	663,265	13,786	76,528	134
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	121,548	14,475	14,417	685,976	13,857	89,985	5,290
Changes From Unit Transactions:
• Net unit transactions	(8,769)	(65,237)	(63,679)	(144,004)	(19,795)	(103,201)	5,056
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,769)	(65,237)	(63,679)	(144,004)	(19,795)	(103,201)	5,056
TOTAL INCREASE (DECREASE) IN NET ASSETS	112,779	(50,762)	(49,262)	541,972	(5,938)	(13,216)	10,346
NET ASSETS AT DECEMBER 31, 2023	$1,075,294	$350,242	$131,035	$2,737,414	$85,610	$1,913,817	$131,132

See accompanying notes.

	LVIP Delaware Diversified Income Fund - Standard Class Subaccount	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware SMID Cap Core Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware U.S. REIT Fund - Service Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$2,296,184	$1,818,588	$2,839,060	$5,885,598	$7,858,039	$689,694
Changes From Operations:
• Net investment income (loss)	46,886	77,694	(19,641)	5,793	116,309	7,800
• Net realized gain (loss) on investments	(18,257)	(33,385)	76,643	578,010	49,773	13,880
• Net change in unrealized appreciation or depreciation on investments	(352,414)	(255,195)	(463,222)	(1,779,281)	(2,208,210)	(104,404)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(323,785)	(210,886)	(406,220)	(1,195,478)	(2,042,128)	(82,724)
Changes From Unit Transactions:
• Net unit transactions	(71,231)	(184,601)	(109,731)	(271,731)	(303,939)	(8,315)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(71,231)	(184,601)	(109,731)	(271,731)	(303,939)	(8,315)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(395,016)	(395,487)	(515,951)	(1,467,209)	(2,346,067)	(91,039)
NET ASSETS AT DECEMBER 31, 2022	1,901,168	1,423,101	2,323,109	4,418,389	5,511,972	598,655
Changes From Operations:
• Net investment income (loss)	46,922	76,854	(2,533)	1,221	105,803	8,941
• Net realized gain (loss) on investments	(74,068)	(35,390)	108,222	409,900	(29,525)	(22,174)
• Net change in unrealized appreciation or depreciation on investments	109,293	112,601	210,582	848,040	474,011	55,482
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	82,147	154,065	316,271	1,259,161	550,289	42,249
Changes From Unit Transactions:
• Net unit transactions	(326,815)	(183,896)	(323,553)	(199,425)	(605,146)	(95,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(326,815)	(183,896)	(323,553)	(199,425)	(605,146)	(95,611)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(244,668)	(29,831)	(7,282)	1,059,736	(54,857)	(53,362)
NET ASSETS AT DECEMBER 31, 2023	$1,656,500	$1,393,270	$2,315,827	$5,478,125	$5,457,115	$545,293

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$4,843,959	$73,272	$611,511	$672,795	$2,072,825	$1,464,743	$967,891
Changes From Operations:
• Net investment income (loss)	12,921	315	50,045	10,189	27,062	18,569	11,119
• Net realized gain (loss) on investments	320,805	3,877	(2,081)	42,731	157,989	96,929	23,807
• Net change in unrealized appreciation or depreciation on investments	(1,087,013)	(13,489)	(127,035)	(162,724)	(590,843)	(370,769)	(175,819)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(753,287)	(9,297)	(79,071)	(109,804)	(405,792)	(255,271)	(140,893)
Changes From Unit Transactions:
• Net unit transactions	(477,314)	(7,216)	(6,002)	11,403	13,829	(142,010)	146,874
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(477,314)	(7,216)	(6,002)	11,403	13,829	(142,010)	146,874
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,230,601)	(16,513)	(85,073)	(98,401)	(391,963)	(397,281)	5,981
NET ASSETS AT DECEMBER 31, 2022	3,613,358	56,759	526,438	574,394	1,680,862	1,067,462	973,872
Changes From Operations:
• Net investment income (loss)	13,239	407	13,447	6,356	16,611	10,585	27,339
• Net realized gain (loss) on investments	253,686	2,937	(13,779)	16,275	(10,898)	(5,263)	(2,578)
• Net change in unrealized appreciation or depreciation on investments	478,072	5,787	51,750	27,520	195,399	107,207	78,030
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	744,997	9,131	51,418	50,151	201,112	112,529	102,791
Changes From Unit Transactions:
• Net unit transactions	(310,534)	248	19,633	11,591	(41,340)	(11,576)	11,389
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(310,534)	248	19,633	11,591	(41,340)	(11,576)	11,389
TOTAL INCREASE (DECREASE) IN NET ASSETS	434,463	9,379	71,051	61,742	159,772	100,953	114,180
NET ASSETS AT DECEMBER 31, 2023	$4,047,821	$66,138	$597,489	$636,136	$1,840,634	$1,168,415	$1,088,052

See accompanying notes.

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Mondrian Global Income Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$237,086	$145,707	$1,443,616	$544,530	$1,016,135	$402,797
Changes From Operations:
• Net investment income (loss)	973	(1,300)	23,445	3,216	24,084	11,671
• Net realized gain (loss) on investments	26,075	(5,132)	(7,412)	(23,063)	12,347	2,439
• Net change in unrealized appreciation or depreciation on investments	(69,751)	(16,947)	(182,820)	(54,291)	(189,041)	(76,980)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(42,703)	(23,379)	(166,787)	(74,138)	(152,610)	(62,870)
Changes From Unit Transactions:
• Net unit transactions	107,084	(6,342)	(30,195)	(140,450)	(63,089)	(2,922)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	107,084	(6,342)	(30,195)	(140,450)	(63,089)	(2,922)
TOTAL INCREASE (DECREASE) IN NET ASSETS	64,381	(29,721)	(196,982)	(214,588)	(215,699)	(65,792)
NET ASSETS AT DECEMBER 31, 2022	301,467	115,986	1,246,634	329,942	800,436	337,005
Changes From Operations:
• Net investment income (loss)	1,531	(1,096)	29,254	34,093	13,240	10,501
• Net realized gain (loss) on investments	7,625	(3,976)	(13,540)	(12,110)	(2,564)	193
• Net change in unrealized appreciation or depreciation on investments	20,261	8,006	208,604	37,786	91,517	55,955
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	29,417	2,934	224,318	59,769	102,193	66,649
Changes From Unit Transactions:
• Net unit transactions	(46,319)	(12,046)	(105,933)	1,492,616	4,527	81,418
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(46,319)	(12,046)	(105,933)	1,492,616	4,527	81,418
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,902)	(9,112)	118,385	1,552,385	106,720	148,067
NET ASSETS AT DECEMBER 31, 2023	$284,565	$106,874	$1,365,019	$1,882,327	$907,156	$485,072

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$205,280	$106,831,226	$18,441,306	$118,404	$2,302,485	$2,766,281
Changes From Operations:
• Net investment income (loss)	4,407	403,508	25,974	(121)	20,254	27,760
• Net realized gain (loss) on investments	(6,473)	10,949,913	1,827,851	(14,057)	3,646	131,109
• Net change in unrealized appreciation or depreciation on investments	(35,082)	(31,516,698)	(5,761,764)	(106)	(381,954)	(649,190)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(37,148)	(20,163,277)	(3,907,939)	(14,284)	(358,054)	(490,321)
Changes From Unit Transactions:
• Net unit transactions	(28,812)	(5,370,957)	(1,005,517)	(104,120)	(694,238)	(72,220)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(28,812)	(5,370,957)	(1,005,517)	(104,120)	(694,238)	(72,220)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,960)	(25,534,234)	(4,913,456)	(118,404)	(1,052,292)	(562,541)
NET ASSETS AT DECEMBER 31, 2022	139,320	81,296,992	13,527,850	—	1,250,193	2,203,740
Changes From Operations:
• Net investment income (loss)	2,289	415,703	34,451	—	17,929	24,380
• Net realized gain (loss) on investments	(1,199)	5,036,816	253,927	—	20,173	80,297
• Net change in unrealized appreciation or depreciation on investments	17,597	14,118,733	1,692,006	—	108,526	214,499
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,687	19,571,252	1,980,384	—	146,628	319,176
Changes From Unit Transactions:
• Net unit transactions	(25,381)	(5,813,151)	(998,728)	—	(87,018)	(119,862)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(25,381)	(5,813,151)	(998,728)	—	(87,018)	(119,862)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,694)	13,758,101	981,656	—	59,610	199,314
NET ASSETS AT DECEMBER 31, 2023	$132,626	$95,055,093	$14,509,506	$—	$1,309,803	$2,403,054

See accompanying notes.

	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2060 Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	T. Rowe Price International Stock Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2022	$3,603,908	$1,889,265	$—	$15,900,875	$6,770,730	$5,953,126
Changes From Operations:
• Net investment income (loss)	23,828	11,719	68	(121,137)	(31,848)	(12,240)
• Net realized gain (loss) on investments	152,093	115,764	142	1,611,736	582,898	86,765
• Net change in unrealized appreciation or depreciation on investments	(824,685)	(482,402)	(323)	(5,481,718)	(1,853,361)	(1,064,871)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(648,764)	(354,919)	(113)	(3,991,119)	(1,302,311)	(990,346)
Changes From Unit Transactions:
• Net unit transactions	(127,690)	(23,758)	4,703	(594,514)	(283,875)	(409,884)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(127,690)	(23,758)	4,703	(594,514)	(283,875)	(409,884)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(776,454)	(378,677)	4,590	(4,585,633)	(1,586,186)	(1,400,230)
NET ASSETS AT DECEMBER 31, 2022	2,827,454	1,510,588	4,590	11,315,242	5,184,544	4,552,896
Changes From Operations:
• Net investment income (loss)	22,414	10,997	258	(115,468)	(36,843)	(4,281)
• Net realized gain (loss) on investments	120,655	63,115	500	166,652	152,327	17,119
• Net change in unrealized appreciation or depreciation on investments	364,726	227,305	3,403	2,124,811	1,175,585	637,366
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	507,795	301,417	4,161	2,175,995	1,291,069	650,204
Changes From Unit Transactions:
• Net unit transactions	(3,222)	128,671	27,113	(734,118)	(397,616)	(707,581)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,222)	128,671	27,113	(734,118)	(397,616)	(707,581)
TOTAL INCREASE (DECREASE) IN NET ASSETS	504,573	430,088	31,274	1,441,877	893,453	(57,377)
NET ASSETS AT DECEMBER 31, 2023	$3,332,027	$1,940,676	$35,864	$12,757,119	$6,077,997	$4,495,519

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements

December 31, 2023

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 31, 1997, are part of the operations of the Company. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of sixty-one mutual funds (the Funds) of ten open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund:

AB VPS Large Cap Growth Portfolio - Class B

AB VPS Sustainable Global Thematic Portfolio - Class B

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

Delaware VIP® Trust:

Delaware VIP® Small Cap Value Series - Service Class

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2

Fidelity® VIP Government Money Market Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Janus Aspen Series:

Janus Henderson Global Research Portfolio - Institutional Shares

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP BlackRock Global Allocation Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock Real Estate Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware SMID Cap Core Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware U.S. REIT Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Mondrian Global Income Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price 2060 Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

T. Rowe Price International Series, Inc.:

T. Rowe Price International Stock Portfolio

*  Denotes an affiliate of the Company

The Fidelity VIP Government Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Government Money Market Portfolio are allocated to purchase shares of one or more of the above Funds.

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2023. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2022, the LVIP BlackRock Global Allocation Fund - Standard Class became available as investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2022, the 2022 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2022.

Also during 2022, the following fund changed its name:

Previous Fund Name	New Fund Name
AB VPS Global Thematic Growth Portfolio - Class B	AB VPS Sustainable Global Thematic Portfolio - Class B

Also during 2022, the following fund substitution occurred:

Fund Acquired	Acquiring Fund
BlackRock Global Allocation V.I. Fund - Class I	LVIP BlackRock Global Allocation Fund - Standard Class

Also during 2022, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock Advantage Allocation Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class
LVIP T. Rowe Price 2010 Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

During 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Service Class	LVIP Delaware U.S. REIT Fund - Service Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on an annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Government Money Market Portfolio, which does not have a mortality and expense charge. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations.

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2023 and 2022 were $37,521 and $31,892, respectively.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2023, follows:

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
AB VPS Large Cap Growth Portfolio - Class B
	2023		1.00%	$17.93	162,556	$2,914,642	33.45%	0.00%
	2022		1.00%	13.44	196,998	2,646,886	-29.40%	0.00%
	2021		1.00%	19.03	196,980	3,748,698	27.37%	0.00%
	2020		1.00%	14.94	204,939	3,062,024	33.80%	0.00%
	2019	4/26/19	1.00%	11.17	271,716	3,034,135	11.02%	0.00%
AB VPS Sustainable Global Thematic Portfolio - Class B
	2023		1.00%	12.34	181,332	2,238,424	14.55%	0.03%
	2022		1.00%	10.78	203,417	2,192,063	-27.89%	0.00%
	2021		1.00%	14.94	222,264	3,321,704	21.35%	0.00%
	2020		1.00%	12.32	230,673	2,840,805	37.70%	0.46%
	2019		1.00%	8.94	246,987	2,208,962	28.49%	0.16%
American Century VP Balanced Fund - Class I
	2023		1.00%	65.64	120,430	7,904,565	15.25%	1.92%
	2022		1.00%	56.95	135,752	7,731,265	-18.09%	1.20%
	2021		1.00%	69.53	144,638	10,056,531	14.62%	0.72%
	2020		1.00%	60.66	159,140	9,653,643	11.41%	1.16%
	2019		1.00%	54.45	186,814	10,172,017	18.66%	1.54%
American Funds Global Growth Fund - Class 2
	2023		1.00%	52.06	72,727	3,785,921	21.38%	0.89%
	2022		1.00%	42.89	79,398	3,405,048	-25.49%	0.67%
	2021		1.00%	57.56	82,603	4,754,329	15.26%	0.34%
	2020		1.00%	49.94	92,748	4,631,381	29.17%	0.35%
	2019		1.00%	38.66	110,960	4,289,614	33.93%	1.09%
American Funds Growth Fund - Class 2
	2023		1.00%	50.91	613,263	31,219,989	37.11%	0.36%
	2022		1.00%	37.13	653,722	24,273,068	-30.64%	0.31%
	2021		1.00%	53.53	730,041	39,078,738	20.78%	0.21%
	2020		1.00%	44.32	823,525	36,499,783	50.57%	0.31%
	2019		1.00%	29.44	929,014	27,346,542	29.47%	0.74%
American Funds Growth-Income Fund - Class 2
	2023		1.00%	45.83	180,252	8,260,543	24.88%	1.34%
	2022		1.00%	36.70	209,171	7,675,860	-17.32%	1.29%
	2021		1.00%	44.39	218,493	9,698,132	22.86%	1.11%
	2020		1.00%	36.13	242,688	8,767,666	12.42%	1.31%
	2019		1.00%	32.14	292,933	9,414,052	24.88%	1.63%
American Funds International Fund - Class 2
	2023		1.00%	19.90	190,562	3,791,401	14.69%	1.26%
	2022		1.00%	17.35	214,657	3,723,731	-21.58%	1.71%
	2021		1.00%	22.12	227,844	5,039,840	-2.48%	2.33%
	2020		1.00%	22.68	254,253	5,766,785	12.84%	0.64%
	2019		1.00%	20.10	297,390	5,977,742	21.66%	1.43%
BlackRock Global Allocation V.I. Fund - Class I
	2021		1.00%	23.05	48,370	1,115,073	5.61%	1.04%
	2020		1.00%	21.83	37,117	810,179	19.80%	1.28%
	2019		1.00%	18.22	40,199	732,400	16.82%	1.28%
Delaware VIP® Small Cap Value Series - Service Class
	2023		1.00%	41.07	109,476	4,496,152	8.01%	0.64%
	2022		1.00%	38.02	119,680	4,550,729	-13.23%	0.53%
	2021		1.00%	43.82	129,177	5,660,682	32.68%	0.64%
	2020		1.00%	33.03	129,509	4,277,315	-3.15%	1.03%
	2019		1.00%	34.10	151,886	5,179,525	26.45%	0.78%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2023		1.00%	$15.84	3,761	$59,574	5.13%	6.71%
	2022		1.00%	15.07	3,636	54,783	-8.34%	7.90%
	2021		1.00%	16.44	4,503	74,024	11.62%	2.28%
	2020		1.00%	14.73	5,841	86,014	4.66%	2.82%
	2019		1.00%	14.07	6,678	93,972	13.54%	3.57%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2023		1.00%	61.78	250,028	15,447,484	11.82%	2.28%
	2022		1.00%	55.25	283,359	15,656,156	-15.78%	2.03%
	2021		1.00%	65.61	302,363	19,837,129	8.83%	1.59%
	2020		1.00%	60.29	318,359	19,192,630	13.73%	1.50%
	2019		1.00%	53.01	337,560	17,893,788	17.07%	1.73%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2023		1.00%	52.29	319,563	16,709,160	31.79%	0.26%
	2022		1.00%	39.67	336,677	13,357,318	-27.22%	0.26%
	2021		1.00%	54.51	359,949	19,621,734	26.24%	0.03%
	2020		1.00%	43.18	405,340	17,502,937	28.94%	0.08%
	2019		1.00%	33.49	468,716	15,697,072	29.97%	0.22%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2
	2023		1.00%	12.80	551	7,053	11.11%	1.81%
	2022		1.00%	11.52	14,871	171,299	-16.81%	1.86%
	2021		1.00%	13.85	14,809	205,052	8.18%	0.87%
	2020		1.00%	12.80	14,727	188,496	13.58%	1.15%
	2019		1.00%	11.27	614	6,917	18.69%	1.76%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2
	2023		1.00%	13.19	21,414	282,382	12.20%	2.55%
	2022		1.00%	11.75	25,177	295,923	-17.47%	1.98%
	2021		1.00%	14.24	17,514	249,426	9.45%	0.54%
	2020		1.00%	13.01	38,267	497,928	14.53%	0.95%
	2019		1.00%	11.36	39,363	447,225	20.30%	3.03%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2
	2023		1.00%	13.70	12,692	173,907	13.32%	2.28%
	2022		1.00%	12.09	12,043	145,613	-17.91%	1.95%
	2021		1.00%	14.73	13,689	201,635	10.96%	0.76%
	2020		1.00%	13.28	15,421	204,719	15.48%	1.10%
	2019		1.00%	11.50	10,940	125,765	22.88%	2.05%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
	2023		1.00%	14.52	33,791	490,798	15.37%	2.00%
	2022		1.00%	12.59	25,300	318,519	-18.71%	1.46%
	2021		1.00%	15.49	25,355	392,672	14.03%	0.77%
	2020		1.00%	13.58	30,756	417,698	16.78%	0.96%
	2019		1.00%	11.63	26,178	304,434	25.87%	1.78%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
	2023		1.00%	15.15	10,044	152,189	17.43%	1.48%
	2022		1.00%	12.90	6,600	85,160	-19.22%	1.50%
	2021		1.00%	15.97	4,208	67,212	16.33%	0.76%
	2020		1.00%	13.73	2,940	40,377	17.81%	0.63%
	2019		1.00%	11.66	5,636	65,697	26.96%	2.05%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
	2023		1.00%	15.22	20,748	315,744	18.00%	1.33%
	2022		1.00%	12.90	17,110	220,660	-19.27%	1.43%
	2021		1.00%	15.97	15,997	255,550	16.36%	0.84%
	2020		1.00%	13.73	7,351	100,917	17.78%	0.77%
	2019		1.00%	11.66	7,816	91,097	26.97%	2.07%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	2023		1.00%	15.22	31,474	478,981	18.01%	1.37%
	2022		1.00%	12.90	24,728	318,899	-19.28%	1.32%
	2021		1.00%	15.98	28,596	456,866	16.35%	1.20%
	2020		1.00%	13.73	13,071	179,484	17.81%	0.92%
	2019		1.00%	11.66	5,579	65,027	26.94%	1.98%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2
	2023		1.00%	$14.15	12,389	$175,335	17.94%	1.29%
	2022		1.00%	12.00	8,903	106,832	-19.27%	1.65%
	2021		1.00%	14.86	5,087	75,607	16.35%	1.29%
	2020		1.00%	12.77	2,345	29,957	17.83%	1.11%
	2019	10/4/19	1.00%	10.84	156	1,687	9.25%	2.16%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2
	2023		1.00%	14.17	3,737	52,947	18.05%	1.38%
	2022		1.00%	12.00	1,610	19,324	-19.27%	1.44%
	2021		1.00%	14.87	1,116	16,598	16.35%	1.28%
	2020		1.00%	12.78	775	9,905	17.86%	0.94%
	2019	10/4/19	1.00%	10.84	74	805	9.26%	2.03%
Fidelity® VIP Government Money Market Portfolio - Initial Class
	2023		0.00%	20.13	4,652	93,623	4.89%	4.78%
	2022		0.00%	19.19	5,327	102,211	1.44%	1.46%
	2021		0.00%	18.92	4,611	87,221	0.01%	0.01%
	2020		0.00%	18.91	2,406	45,509	0.32%	0.29%
	2019		0.00%	18.85	1,884	35,510	2.01%	2.01%
Fidelity® VIP Growth Portfolio - Initial Class
	2023		1.00%	221.71	371,934	82,461,185	34.88%	0.13%
	2022		1.00%	164.37	394,062	64,772,892	-25.21%	0.62%
	2021		1.00%	219.78	425,086	93,423,722	21.99%	0.00%
	2020		1.00%	180.16	465,682	83,897,314	42.46%	0.07%
	2019		1.00%	126.46	515,299	65,165,599	32.98%	0.26%
Janus Henderson Global Research Portfolio - Institutional Shares
	2023		1.00%	38.75	219,237	8,494,720	25.52%	0.93%
	2022		1.00%	30.87	235,852	7,280,675	-20.21%	1.05%
	2021		1.00%	38.69	245,760	9,508,664	16.92%	0.51%
	2020		1.00%	33.09	267,195	8,842,339	18.87%	0.72%
	2019		1.00%	27.84	288,799	8,040,375	27.76%	0.99%
LVIP Baron Growth Opportunities Fund - Service Class
	2023		1.00%	118.58	134,287	15,923,287	16.64%	0.00%
	2022		1.00%	101.66	148,671	15,114,481	-26.57%	0.00%
	2021		1.00%	138.45	157,829	21,851,034	17.54%	0.00%
	2020		1.00%	117.79	178,152	20,984,345	32.75%	0.00%
	2019		1.00%	88.73	194,253	17,236,569	35.03%	0.00%
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2022		0.00%	—	—	—	0.00%	1.03%
	2021		1.00%	24.66	3,169	78,129	6.64%	1.25%
	2020		1.00%	23.12	3,382	78,187	12.00%	1.84%
	2019		1.00%	20.64	2,968	61,263	15.50%	2.82%
LVIP BlackRock Global Allocation Fund - Standard Class
	2023		1.00%	21.75	49,450	1,075,294	12.49%	2.87%
	2022	6/3/22	1.00%	19.33	49,793	962,515	-5.49%	0.37%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2023		1.00%	10.47	33,436	350,242	4.02%	2.16%
	2022		1.00%	10.07	39,823	401,004	-5.65%	9.66%
	2021		1.00%	10.67	35,244	376,161	3.63%	6.69%
	2020		1.00%	10.30	40,795	420,150	4.23%	0.16%
	2019		1.00%	9.88	41,371	408,791	4.84%	2.11%
LVIP BlackRock Real Estate Fund - Standard Class
	2023		1.00%	11.40	11,499	131,035	11.94%	2.22%
	2022		1.00%	10.18	17,711	180,297	-29.35%	1.55%
	2021		1.00%	14.41	17,096	246,354	26.74%	7.15%
	2020		1.00%	11.37	15,996	181,863	-3.18%	4.65%
	2019		1.00%	11.74	27,393	321,681	23.67%	4.07%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2023		1.00%	$20.78	131,745	$2,737,414	32.82%	0.40%
	2022		1.00%	15.64	140,336	2,195,442	-27.46%	0.00%
	2021		1.00%	21.57	129,918	2,801,987	29.56%	0.00%
	2020		1.00%	16.65	130,538	2,173,057	22.59%	0.37%
	2019		1.00%	13.58	133,570	1,813,839	18.74%	0.65%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2023		1.00%	18.64	4,592	85,610	16.58%	0.26%
	2022		1.00%	15.99	5,725	91,548	-24.33%	0.00%
	2021		1.00%	21.13	5,213	110,161	12.16%	0.00%
	2020		1.00%	18.84	8,134	153,240	26.44%	0.00%
	2019		1.00%	14.90	10,551	157,211	23.67%	0.00%
LVIP Delaware Bond Fund - Standard Class
	2023		1.00%	16.91	113,164	1,913,817	4.88%	3.14%
	2022		1.00%	16.13	119,504	1,927,033	-14.56%	3.09%
	2021		1.00%	18.87	126,952	2,395,937	-2.78%	1.84%
	2020		1.00%	19.41	152,356	2,957,542	8.77%	2.28%
	2019		1.00%	17.85	154,614	2,759,316	8.12%	3.15%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2023		1.00%	10.43	12,578	131,132	4.27%	5.10%
	2022		1.00%	10.00	12,080	120,786	-1.16%	2.14%
	2021		1.00%	10.12	11,976	121,153	-0.85%	0.88%
	2020		1.00%	10.20	15,758	160,787	0.11%	1.25%
	2019		1.00%	10.19	15,753	160,554	3.30%	2.53%
LVIP Delaware Diversified Income Fund - Standard Class
	2023		1.00%	18.97	87,316	1,656,500	5.18%	3.57%
	2022		1.00%	18.04	105,403	1,901,168	-14.71%	3.38%
	2021		1.00%	21.15	108,572	2,296,184	-2.28%	4.95%
	2020		1.00%	21.64	124,612	2,696,842	9.93%	2.56%
	2019		1.00%	19.69	110,952	2,184,271	9.34%	2.83%
LVIP Delaware High Yield Fund - Standard Class
	2023		1.00%	24.09	57,839	1,393,270	11.55%	6.33%
	2022		1.00%	21.60	65,898	1,423,101	-12.29%	6.07%
	2021		1.00%	24.62	73,861	1,818,588	3.88%	9.77%
	2020		1.00%	23.70	78,126	1,851,769	6.17%	5.74%
	2019		1.00%	22.32	82,501	1,841,780	15.27%	6.33%
LVIP Delaware SMID Cap Core Fund - Service Class
	2023		1.00%	32.47	71,327	2,315,827	14.95%	0.89%
	2022		1.00%	28.25	82,245	2,323,109	-14.84%	0.18%
	2021		1.00%	33.17	85,591	2,839,060	21.60%	0.59%
	2020		1.00%	27.28	93,229	2,543,021	9.64%	0.28%
	2019		1.00%	24.88	103,496	2,574,926	27.97%	0.30%
LVIP Delaware Social Awareness Fund - Standard Class
	2023		1.00%	62.57	87,546	5,478,125	28.88%	1.02%
	2022		1.00%	48.55	91,003	4,418,389	-20.51%	1.12%
	2021		1.00%	61.08	96,357	5,885,598	25.18%	0.74%
	2020		1.00%	48.80	120,362	5,873,234	18.50%	1.29%
	2019		1.00%	41.18	137,443	5,659,901	30.66%	2.02%
LVIP Delaware U.S. REIT Fund - Service Class
	2023		1.00%	47.90	113,932	5,457,115	11.13%	2.96%
	2022		1.00%	43.10	127,882	5,511,972	-26.27%	2.82%
	2021		1.00%	58.46	134,422	7,858,039	41.13%	2.39%
	2020		1.00%	41.42	143,204	5,931,897	-11.53%	1.70%
	2019		1.00%	46.82	162,982	7,631,276	25.24%	1.87%
LVIP Delaware Wealth Builder Fund - Standard Class
	2023		1.00%	24.17	22,559	545,293	8.81%	2.53%
	2022		1.00%	22.21	26,949	598,655	-12.09%	2.24%
	2021		1.00%	25.27	27,293	689,694	10.67%	1.98%
	2020		1.00%	22.83	30,645	699,737	4.56%	2.20%
	2019		1.00%	21.84	26,956	588,640	14.75%	3.05%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2023		1.00%	$36.57	110,687	$4,047,821	21.56%	1.35%
	2022		1.00%	30.08	120,112	3,613,358	-16.09%	1.33%
	2021		1.00%	35.85	135,110	4,843,959	26.28%	1.12%
	2020		1.00%	28.39	151,890	4,312,308	15.24%	1.47%
	2019		1.00%	24.64	175,937	4,334,380	28.82%	1.83%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2023		1.00%	13.86	4,771	66,138	16.07%	1.66%
	2022		1.00%	11.94	4,753	56,759	-12.93%	1.52%
	2021		1.00%	13.72	5,342	73,272	16.15%	1.29%
	2020		1.00%	11.81	4,208	49,691	11.54%	1.17%
	2019		1.00%	10.59	3,755	39,750	11.67%	2.07%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
	2023		1.00%	16.53	36,151	597,489	8.95%	3.38%
	2022		1.00%	15.17	34,702	526,438	-12.71%	10.09%
	2021		1.00%	17.38	35,186	611,511	7.70%	5.30%
	2020		1.00%	16.14	37,730	608,823	1.63%	2.88%
	2019		1.00%	15.88	75,127	1,192,799	6.54%	3.88%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2023		1.00%	20.15	31,576	636,136	8.63%	2.06%
	2022		1.00%	18.55	30,971	574,394	-16.24%	2.71%
	2021		1.00%	22.14	30,385	672,795	6.56%	3.21%
	2020		1.00%	20.78	34,642	719,793	6.01%	2.21%
	2019		1.00%	19.60	35,467	695,159	13.87%	2.41%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2023		1.00%	19.37	95,008	1,840,634	12.20%	1.97%
	2022		1.00%	17.27	97,345	1,680,862	-19.49%	2.51%
	2021		1.00%	21.45	96,652	2,072,825	11.65%	3.16%
	2020		1.00%	19.21	105,629	2,028,984	4.80%	2.19%
	2019		1.00%	18.33	124,318	2,278,519	14.70%	2.31%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2023		1.00%	19.91	58,674	1,168,415	10.73%	1.95%
	2022		1.00%	17.98	59,355	1,067,462	-18.20%	2.58%
	2021		1.00%	21.99	66,621	1,464,743	9.72%	2.63%
	2020		1.00%	20.04	87,045	1,744,308	5.04%	2.17%
	2019		1.00%	19.08	72,507	1,383,259	13.87%	2.24%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2023		1.00%	19.85	54,803	1,088,052	10.49%	3.66%
	2022		1.00%	17.97	54,198	973,872	-14.19%	2.18%
	2021		1.00%	20.94	46,221	967,891	4.82%	2.97%
	2020		1.00%	19.98	29,213	583,635	8.39%	2.33%
	2019		1.00%	18.43	38,943	717,818	12.80%	3.17%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2023		1.00%	15.36	18,532	284,565	10.96%	1.58%
	2022		1.00%	13.84	21,785	301,467	-10.07%	1.29%
	2021		1.00%	15.39	15,407	237,086	27.79%	1.14%
	2020		1.00%	12.04	8,118	97,750	0.93%	1.41%
	2019		1.00%	11.93	7,804	93,106	15.01%	1.26%
LVIP Mondrian Global Income Fund - Standard Class
	2023		1.00%	11.25	9,501	106,874	2.99%	0.00%
	2022		1.00%	10.92	10,618	115,986	-15.98%	0.00%
	2021		1.00%	13.00	11,208	145,707	-6.03%	2.79%
	2020		1.00%	13.83	12,356	170,947	5.72%	1.60%
	2019		1.00%	13.09	13,111	171,569	5.67%	2.65%
LVIP Mondrian International Value Fund - Standard Class
	2023		1.00%	23.36	58,427	1,365,019	18.92%	3.19%
	2022		1.00%	19.65	63,454	1,246,634	-11.64%	2.81%
	2021		1.00%	22.24	64,925	1,443,616	10.16%	3.21%
	2020		1.00%	20.19	74,463	1,503,058	-5.92%	2.28%
	2019		1.00%	21.45	90,149	1,934,114	17.07%	3.53%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP SSGA Bond Index Fund - Standard Class
	2023		1.00%	$12.05	156,195	$1,882,327	4.25%	2.71%
	2022		1.00%	11.56	28,542	329,942	-14.31%	1.75%
	2021		1.00%	13.49	40,366	544,530	-2.95%	1.92%
	2020		1.00%	13.90	46,766	650,076	6.42%	1.82%
	2019		1.00%	13.06	73,489	959,947	7.16%	2.53%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2023		1.00%	17.97	50,474	907,156	12.38%	2.56%
	2022		1.00%	15.99	50,048	800,436	-15.18%	3.77%
	2021		1.00%	18.86	53,891	1,016,135	11.46%	5.04%
	2020		1.00%	16.92	58,010	981,348	5.95%	1.82%
	2019		1.00%	15.97	62,585	999,239	14.60%	2.55%
LVIP SSGA International Index Fund - Standard Class
	2023		1.00%	20.94	23,169	485,072	16.40%	3.73%
	2022		1.00%	17.99	18,737	337,005	-15.17%	4.39%
	2021		1.00%	21.20	18,997	402,797	9.95%	2.55%
	2020		1.00%	19.28	19,393	373,993	6.78%	2.52%
	2019		1.00%	18.06	18,168	328,130	20.37%	2.72%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2023		1.00%	13.14	10,096	132,626	16.28%	2.57%
	2022		1.00%	11.30	12,332	139,320	-17.66%	3.81%
	2021		1.00%	13.72	14,962	205,280	9.66%	2.52%
	2020		1.00%	12.51	10,381	129,884	-1.96%	2.64%
	2019		1.00%	12.76	6,202	79,143	17.61%	2.54%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2023		1.00%	38.61	2,462,151	95,055,093	24.76%	1.47%
	2022		1.00%	30.95	2,627,080	81,296,992	-19.12%	1.45%
	2021		1.00%	38.26	2,792,077	106,831,226	27.14%	1.26%
	2020		1.00%	30.09	3,043,252	91,582,091	16.86%	1.58%
	2019		1.00%	25.75	3,435,040	88,459,832	29.89%	1.68%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2023		1.00%	25.90	560,152	14,509,506	15.34%	1.25%
	2022		1.00%	22.46	602,372	13,527,850	-21.57%	1.17%
	2021		1.00%	28.63	644,014	18,441,306	13.42%	0.80%
	2020		1.00%	25.25	721,730	18,221,877	18.01%	1.06%
	2019		1.00%	21.39	804,914	17,220,074	23.79%	0.94%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2022		0.00%	—	—	—	0.00%	0.32%
	2021		1.00%	18.39	6,440	118,404	7.53%	2.37%
	2020		1.00%	17.10	28,668	490,186	11.17%	2.24%
	2019		1.00%	15.38	28,798	442,905	14.58%	4.57%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2023		1.00%	17.65	74,224	1,309,803	12.41%	2.37%
	2022		1.00%	15.70	79,637	1,250,193	-16.02%	2.07%
	2021		1.00%	18.69	123,171	2,302,485	9.13%	3.44%
	2020		1.00%	17.13	83,486	1,430,062	12.14%	2.20%
	2019		1.00%	15.28	104,190	1,591,520	17.74%	2.74%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2023		1.00%	18.43	130,385	2,403,054	14.98%	2.06%
	2022		1.00%	16.03	137,486	2,203,740	-17.70%	2.17%
	2021		1.00%	19.48	142,039	2,766,281	12.47%	2.45%
	2020		1.00%	17.32	129,972	2,250,673	14.10%	2.33%
	2019		1.00%	15.18	115,256	1,749,189	20.93%	2.59%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2023		1.00%	18.69	178,284	3,332,027	18.00%	1.73%
	2022		1.00%	15.84	178,522	2,827,454	-18.56%	1.79%
	2021		1.00%	19.45	185,310	3,603,908	15.77%	2.62%
	2020		1.00%	16.80	181,614	3,050,991	15.46%	2.11%
	2019		1.00%	14.55	182,488	2,655,201	23.20%	2.30%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP T. Rowe Price 2050 Fund - Standard Class
	2023		1.00%	$19.49	99,588	$1,940,676	19.11%	1.64%
	2022		1.00%	16.36	92,328	1,510,588	-18.76%	1.73%
	2021		1.00%	20.14	93,806	1,889,265	16.83%	2.59%
	2020		1.00%	17.24	94,570	1,630,237	15.73%	2.18%
	2019		1.00%	14.90	86,051	1,281,757	23.91%	2.36%
LVIP T. Rowe Price 2060 Fund - Standard Class
	2023		1.00%	15.08	2,378	35,864	19.11%	1.93%
	2022		1.00%	12.66	363	4,590	-18.69%	4.75%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2023		1.00%	58.14	219,408	12,757,119	19.97%	0.03%
	2022		1.00%	48.47	233,464	11,315,242	-25.28%	0.02%
	2021		1.00%	64.86	245,153	15,900,875	12.71%	0.01%
	2020		1.00%	57.55	289,866	16,680,623	30.38%	0.00%
	2019		1.00%	44.14	331,074	14,612,215	36.03%	0.17%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	—	—	—	0.00%	1.99%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2023		1.00%	16.05	378,760	6,077,997	25.64%	0.34%
	2022		1.00%	12.77	405,911	5,184,544	-19.26%	0.43%
	2021		1.00%	15.82	427,977	6,770,730	22.25%	0.37%
	2020		1.00%	12.94	488,324	6,319,426	18.37%	0.62%
	2019	4/29/19	1.00%	10.93	529,438	5,788,066	8.79%	0.41%
T. Rowe Price International Stock Portfolio
	2023		1.00%	30.21	148,786	4,495,519	15.08%	0.91%
	2022		1.00%	26.25	173,412	4,552,896	-16.65%	0.75%
	2021		1.00%	31.50	188,985	5,953,126	0.31%	0.55%
	2020		1.00%	31.40	217,804	6,839,519	13.31%	0.58%
	2019		1.00%	27.71	233,782	6,478,881	26.50%	2.36%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2023:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Large Cap Growth Portfolio - Class B	$281,169	$648,653
AB VPS Sustainable Global Thematic Portfolio - Class B	155,792	297,236
American Century VP Balanced Fund - Class I	150,229	1,003,835
American Funds Global Growth Fund - Class 2	494,100	537,784
American Funds Growth Fund - Class 2	1,988,950	2,429,844
American Funds Growth-Income Fund - Class 2	759,584	1,493,838
American Funds International Fund - Class 2	71,149	518,508
Delaware VIP® Small Cap Value Series - Service Class	233,928	449,096
DWS Alternative Asset Allocation VIP Portfolio - Class A	6,717	1,053
Fidelity® VIP Asset Manager Portfolio - Initial Class	454,719	2,008,917
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,065,090	1,428,556
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	3,540	173,963
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	52,740	95,619
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	14,656	4,421
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	137,661	17,068
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	52,662	3,178
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	62,082	7,240
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	114,925	14,772
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	53,284	6,850
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	28,355	910
Fidelity® VIP Government Money Market Portfolio - Initial Class	77,494	86,082
Fidelity® VIP Growth Portfolio - Initial Class	3,933,094	5,451,001
Janus Henderson Global Research Portfolio - Institutional Shares	336,647	698,523
LVIP Baron Growth Opportunities Fund - Service Class	515,366	2,030,051
LVIP BlackRock Global Allocation Fund - Standard Class	58,944	48,611
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	34,907	95,664
LVIP BlackRock Real Estate Fund - Standard Class	8,690	70,338
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	203,144	361,973
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	18,361	38,300
LVIP Delaware Bond Fund - Standard Class	92,511	155,348
LVIP Delaware Diversified Floating Rate Fund - Service Class	12,479	2,254
LVIP Delaware Diversified Income Fund - Standard Class	97,961	377,906
LVIP Delaware High Yield Fund - Standard Class	97,184	204,265
LVIP Delaware SMID Cap Core Fund - Service Class	194,417	393,681
LVIP Delaware Social Awareness Fund - Standard Class	451,003	280,284
LVIP Delaware U.S. REIT Fund - Service Class	194,551	694,046
LVIP Delaware Wealth Builder Fund - Standard Class	22,474	109,160
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	297,335	414,851
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	5,312	1,842
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	161,302	128,236
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	40,347	5,389
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	77,003	101,778
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	41,637	42,657
LVIP JPMorgan Retirement Income Fund - Standard Class	57,607	18,906
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	58,016	85,197
LVIP Mondrian Global Income Fund - Standard Class	5,683	18,828
LVIP Mondrian International Value Fund - Standard Class	55,850	132,563
LVIP SSGA Bond Index Fund - Standard Class	2,106,550	579,850
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	73,033	55,288
LVIP SSGA International Index Fund - Standard Class	100,784	8,874
LVIP SSGA International Managed Volatility Fund - Standard Class	10,355	33,451
LVIP SSGA S&P 500 Index Fund - Standard Class	4,301,330	7,380,042
LVIP SSGA Small-Cap Index Fund - Standard Class	403,200	1,219,483
LVIP T. Rowe Price 2020 Fund - Standard Class	106,483	124,320
LVIP T. Rowe Price 2030 Fund - Standard Class	228,247	222,758
LVIP T. Rowe Price 2040 Fund - Standard Class	380,669	239,561
LVIP T. Rowe Price 2050 Fund - Standard Class	239,598	37,522

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP T. Rowe Price 2060 Fund - Standard Class	$28,056	$192
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	311,996	1,161,893
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	112,532	457,470
T. Rowe Price International Stock Portfolio	93,457	805,445

5. Investments

The following is a summary of investments owned at December 31, 2023:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Large Cap Growth Portfolio - Class B	43,528	$66.96	$2,914,642	$2,737,164
AB VPS Sustainable Global Thematic Portfolio - Class B	72,091	31.05	2,238,424	1,989,124
American Century VP Balanced Fund - Class I	1,033,277	7.65	7,904,565	7,487,914
American Funds Global Growth Fund - Class 2	113,215	33.44	3,785,921	3,236,517
American Funds Growth Fund - Class 2	317,922	98.20	31,219,989	24,086,657
American Funds Growth-Income Fund - Class 2	141,690	58.30	8,260,543	6,574,806
American Funds International Fund - Class 2	217,771	17.41	3,791,401	4,059,416
Delaware VIP® Small Cap Value Series - Service Class	117,885	38.14	4,496,152	4,045,466
DWS Alternative Asset Allocation VIP Portfolio - Class A	4,676	12.74	59,574	61,598
Fidelity® VIP Asset Manager Portfolio - Initial Class	987,691	15.64	15,447,484	14,578,153
Fidelity® VIP Contrafund® Portfolio - Service Class 2	356,805	46.83	16,709,160	12,053,118
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	569	12.40	7,053	7,766
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	18,813	15.01	282,382	278,106
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	11,404	15.25	173,907	164,736
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	19,082	25.72	490,798	455,916
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	6,159	24.71	152,189	138,811
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	12,640	24.98	315,744	315,367
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	21,213	22.58	478,981	475,239
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	13,817	12.69	175,335	160,064
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	4,219	12.55	52,947	49,747
Fidelity® VIP Government Money Market Portfolio - Initial Class	93,623	1.00	93,623	93,623
Fidelity® VIP Growth Portfolio - Initial Class	885,727	93.10	82,461,185	57,421,134
Janus Henderson Global Research Portfolio - Institutional Shares	139,030	61.10	8,494,720	5,786,178
LVIP Baron Growth Opportunities Fund - Service Class	221,178	71.99	15,923,287	9,264,895
LVIP BlackRock Global Allocation Fund - Standard Class	93,593	11.49	1,075,294	1,050,011
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	38,320	9.14	350,242	385,859
LVIP BlackRock Real Estate Fund - Standard Class	17,446	7.51	131,035	156,241
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	60,486	45.26	2,737,414	2,131,043
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	4,403	19.44	85,610	78,796
LVIP Delaware Bond Fund - Standard Class	163,184	11.73	1,913,817	2,200,554
LVIP Delaware Diversified Floating Rate Fund - Service Class	13,531	9.69	131,132	135,456
LVIP Delaware Diversified Income Fund - Standard Class	185,769	8.92	1,656,500	1,939,611
LVIP Delaware High Yield Fund - Standard Class	329,534	4.23	1,393,270	1,626,873
LVIP Delaware SMID Cap Core Fund - Service Class	100,044	23.15	2,315,827	2,301,447
LVIP Delaware Social Awareness Fund - Standard Class	119,539	45.83	5,478,125	4,516,756
LVIP Delaware U.S. REIT Fund - Service Class	413,480	13.20	5,457,115	5,296,990
LVIP Delaware Wealth Builder Fund - Standard Class	48,423	11.26	545,293	607,036
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	95,578	42.35	4,047,821	3,196,039
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,590	41.59	66,138	58,700
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	81,513	7.33	597,489	644,843
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	54,412	11.69	636,136	704,345
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	147,997	12.44	1,840,634	1,894,964
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	91,612	12.75	1,168,415	1,216,342
LVIP JPMorgan Retirement Income Fund - Standard Class	90,565	12.01	1,088,052	1,197,200
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	15,945	17.85	284,565	305,457
LVIP Mondrian Global Income Fund - Standard Class	11,104	9.63	106,874	122,921
LVIP Mondrian International Value Fund - Standard Class	82,245	16.60	1,365,019	1,401,255
LVIP SSGA Bond Index Fund - Standard Class	188,120	10.01	1,882,327	1,907,435
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	81,425	11.14	907,156	917,225

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA International Index Fund - Standard Class	46,365	$10.46	$485,072	$442,219
LVIP SSGA International Managed Volatility Fund - Standard Class	13,999	9.47	132,626	124,318
LVIP SSGA S&P 500 Index Fund - Standard Class	3,593,629	26.45	95,055,093	57,039,656
LVIP SSGA Small-Cap Index Fund - Standard Class	466,454	31.11	14,509,506	12,328,611
LVIP T. Rowe Price 2020 Fund - Standard Class	144,922	9.04	1,309,803	1,541,118
LVIP T. Rowe Price 2030 Fund - Standard Class	220,585	10.89	2,403,054	2,496,823
LVIP T. Rowe Price 2040 Fund - Standard Class	293,519	11.35	3,332,027	3,182,445
LVIP T. Rowe Price 2050 Fund - Standard Class	158,074	12.28	1,940,676	1,786,564
LVIP T. Rowe Price 2060 Fund - Standard Class	2,641	13.58	35,864	32,784
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	442,894	28.80	12,757,119	9,960,137
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	182,249	33.35	6,077,997	4,825,038
T. Rowe Price International Stock Portfolio	299,502	15.01	4,495,519	4,191,115

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Large Cap Growth Portfolio - Class B	5,502	(39,944)	(34,442)
AB VPS Sustainable Global Thematic Portfolio - Class B	2,380	(24,465)	(22,085)
American Century VP Balanced Fund - Class I	1,178	(16,500)	(15,322)
American Funds Global Growth Fund - Class 2	4,095	(10,766)	(6,671)
American Funds Growth Fund - Class 2	12,254	(52,713)	(40,459)
American Funds Growth-Income Fund - Class 2	6,201	(35,120)	(28,919)
American Funds International Fund - Class 2	2,619	(26,714)	(24,095)
Delaware VIP® Small Cap Value Series - Service Class	805	(11,009)	(10,204)
DWS Alternative Asset Allocation VIP Portfolio - Class A	170	(45)	125
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,323	(34,654)	(33,331)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10,733	(27,847)	(17,114)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	23	(14,343)	(14,320)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	3,724	(7,487)	(3,763)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	916	(267)	649
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	9,603	(1,112)	8,491
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	3,628	(184)	3,444
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	4,030	(392)	3,638
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	7,663	(917)	6,746
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	3,950	(464)	3,486
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	2,172	(45)	2,127
Fidelity® VIP Government Money Market Portfolio - Initial Class	3,731	(4,406)	(675)
Fidelity® VIP Growth Portfolio - Initial Class	2,523	(24,651)	(22,128)
Janus Henderson Global Research Portfolio - Institutional Shares	1,540	(18,155)	(16,615)
LVIP Baron Growth Opportunities Fund - Service Class	2,729	(17,113)	(14,384)
LVIP BlackRock Global Allocation Fund - Standard Class	1,716	(2,059)	(343)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2,760	(9,147)	(6,387)
LVIP BlackRock Real Estate Fund - Standard Class	534	(6,746)	(6,212)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	10,756	(19,347)	(8,591)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,059	(2,192)	(1,133)
LVIP Delaware Bond Fund - Standard Class	2,505	(8,845)	(6,340)
LVIP Delaware Diversified Floating Rate Fund - Service Class	623	(125)	498
LVIP Delaware Diversified Income Fund - Standard Class	2,210	(20,297)	(18,087)
LVIP Delaware High Yield Fund - Standard Class	473	(8,532)	(8,059)
LVIP Delaware SMID Cap Core Fund - Service Class	1,819	(12,737)	(10,918)
LVIP Delaware Social Awareness Fund - Standard Class	644	(4,101)	(3,457)
LVIP Delaware U.S. REIT Fund - Service Class	1,144	(15,094)	(13,950)
LVIP Delaware Wealth Builder Fund - Standard Class	407	(4,797)	(4,390)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,277	(11,702)	(9,425)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	123	(105)	18
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	9,208	(7,759)	1,449
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	634	(29)	605
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,779	(5,116)	(2,337)

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,251	(1,932)	(681)
LVIP JPMorgan Retirement Income Fund - Standard Class	1,337	(732)	605
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,722	(5,975)	(3,253)
LVIP Mondrian Global Income Fund - Standard Class	560	(1,677)	(1,117)
LVIP Mondrian International Value Fund - Standard Class	750	(5,777)	(5,027)
LVIP SSGA Bond Index Fund - Standard Class	175,658	(48,005)	127,653
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	3,278	(2,852)	426
LVIP SSGA International Index Fund - Standard Class	4,778	(346)	4,432
LVIP SSGA International Managed Volatility Fund - Standard Class	569	(2,805)	(2,236)
LVIP SSGA S&P 500 Index Fund - Standard Class	25,549	(190,478)	(164,929)
LVIP SSGA Small-Cap Index Fund - Standard Class	4,595	(46,815)	(42,220)
LVIP T. Rowe Price 2020 Fund - Standard Class	1,836	(7,249)	(5,413)
LVIP T. Rowe Price 2030 Fund - Standard Class	5,328	(12,429)	(7,101)
LVIP T. Rowe Price 2040 Fund - Standard Class	13,014	(13,252)	(238)
LVIP T. Rowe Price 2050 Fund - Standard Class	9,049	(1,789)	7,260
LVIP T. Rowe Price 2060 Fund - Standard Class	2,015	—	2,015
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	6,010	(20,066)	(14,056)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,154	(28,305)	(27,151)
T. Rowe Price International Stock Portfolio	2,409	(27,035)	(24,626)

The change in units outstanding for the year ended December 31, 2022, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Large Cap Growth Portfolio - Class B	8,679	(8,661)	18
AB VPS Sustainable Global Thematic Portfolio - Class B	1,721	(20,568)	(18,847)
American Century VP Balanced Fund - Class I	2,503	(11,389)	(8,886)
American Funds Global Growth Fund - Class 2	2,844	(6,049)	(3,205)
American Funds Growth Fund - Class 2	9,241	(85,560)	(76,319)
American Funds Growth-Income Fund - Class 2	13,985	(23,307)	(9,322)
American Funds International Fund - Class 2	4,289	(17,476)	(13,187)
BlackRock Global Allocation V.I. Fund - Class I	704	(49,074)	(48,370)
Delaware VIP® Small Cap Value Series - Service Class	5,126	(14,623)	(9,497)
DWS Alternative Asset Allocation VIP Portfolio - Class A	107	(974)	(867)
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,167	(20,171)	(19,004)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	7,315	(30,587)	(23,272)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	62	—	62
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	8,175	(512)	7,663
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	3,815	(5,461)	(1,646)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	1,853	(1,908)	(55)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	3,112	(720)	2,392
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	1,374	(261)	1,113
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	3,810	(7,678)	(3,868)
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	3,874	(58)	3,816
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	496	(2)	494
Fidelity® VIP Government Money Market Portfolio - Initial Class	3,894	(3,178)	716
Fidelity® VIP Growth Portfolio - Initial Class	3,616	(34,640)	(31,024)
Janus Henderson Global Research Portfolio - Institutional Shares	2,808	(12,716)	(9,908)
LVIP Baron Growth Opportunities Fund - Service Class	1,453	(10,611)	(9,158)
LVIP BlackRock Advantage Allocation Fund - Standard Class	60	(3,229)	(3,169)
LVIP BlackRock Global Allocation Fund - Standard Class	53,287	(3,494)	49,793
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	7,100	(2,521)	4,579
LVIP BlackRock Real Estate Fund - Standard Class	1,666	(1,051)	615
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	27,463	(17,045)	10,418
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,707	(1,195)	512
LVIP Delaware Bond Fund - Standard Class	2,741	(10,189)	(7,448)
LVIP Delaware Diversified Floating Rate Fund - Service Class	523	(419)	104
LVIP Delaware Diversified Income Fund - Standard Class	11,868	(15,037)	(3,169)
LVIP Delaware High Yield Fund - Standard Class	2,783	(10,746)	(7,963)
LVIP Delaware SMID Cap Core Fund - Service Class	3,710	(7,056)	(3,346)
LVIP Delaware Social Awareness Fund - Standard Class	247	(5,601)	(5,354)
LVIP Delaware U.S. REIT Fund - Service Class	3,595	(10,135)	(6,540)

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware Wealth Builder Fund - Standard Class	5,286	(5,630)	(344)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	5,176	(20,174)	(14,998)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	223	(812)	(589)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2,751	(3,235)	(484)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	669	(83)	586
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,281	(2,588)	693
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,185	(8,451)	(7,266)
LVIP JPMorgan Retirement Income Fund - Standard Class	9,890	(1,913)	7,977
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	34,011	(27,633)	6,378
LVIP Mondrian Global Income Fund - Standard Class	2,516	(3,106)	(590)
LVIP Mondrian International Value Fund - Standard Class	665	(2,136)	(1,471)
LVIP SSGA Bond Index Fund - Standard Class	2,141	(13,965)	(11,824)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	241	(4,084)	(3,843)
LVIP SSGA International Index Fund - Standard Class	2,662	(2,922)	(260)
LVIP SSGA International Managed Volatility Fund - Standard Class	3,153	(5,783)	(2,630)
LVIP SSGA S&P 500 Index Fund - Standard Class	41,888	(206,885)	(164,997)
LVIP SSGA Small-Cap Index Fund - Standard Class	6,184	(47,826)	(41,642)
LVIP T. Rowe Price 2010 Fund - Standard Class	6,035	(12,475)	(6,440)
LVIP T. Rowe Price 2020 Fund - Standard Class	6,987	(50,521)	(43,534)
LVIP T. Rowe Price 2030 Fund - Standard Class	7,666	(12,219)	(4,553)
LVIP T. Rowe Price 2040 Fund - Standard Class	14,890	(21,678)	(6,788)
LVIP T. Rowe Price 2050 Fund - Standard Class	22,832	(24,310)	(1,478)
LVIP T. Rowe Price 2060 Fund - Standard Class	432	(69)	363
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,477	(14,166)	(11,689)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	16,536	(38,602)	(22,066)
T. Rowe Price International Stock Portfolio	3,936	(19,509)	(15,573)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life & Annuity Variable Annuity Account L ("Variable Account"), as of December 31, 2023 the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1996.
Philadelphia, Pennsylvania
April 17, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS Sustainable Global Thematic Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Balanced Fund - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth-Income Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
BlackRock Global Allocation V.I. Fund - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Government Money Market Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Advantage Allocation Fund - Standard Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from June 3, 2022 (commencement of operations) through December 31, 2022
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware SMID Cap Core Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. REIT Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2010 Fund - Standard Class	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Standard Class during 2022	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Standard Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2060 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
T. Rowe Price International Stock Portfolio	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023